UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5867
                                                      --------

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: JULY 31
                                                 -------

                      Date of reporting period: 07/31/2006
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.

                                      [LOGO

JULY 31, 2006, AS RESTATED

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      Oppenheimer                                                 Management
      Pennsylvania                                              Commentaries
      Municipal Fund                                                 and
                                                                Annual Report

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      MANAGEMENT COMMENTARIES

            Market Recap and Outlook

            Listing of Top Holdings

      ANNUAL REPORT                                    [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

      "IT'S A GREAT HONOR TO WIN INDUSTRY AWARDS - AND OUR INVESTMENT TEAM HAS WON MANY ACROSS THE YEARS - BUT THE REAL REWARD HAS COME FROM USING OUR CONTRARIAN, VALUE-BASED 'ROCHESTER SYTLE' OF FUND MANAGEMENT TO CREATE TAX-ADVANTAGED INCOME FOR INVESTORS."

                  -- RONALD H. FIELDING, Chief Strategist, Senior Vice President
                        and Senior Portfolio Manager, OPPENHEIMERFUNDS/ROCHESTER

                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN INDUSTRIES 1
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Tobacco Settlement Payments                                               18.8%
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Higher Education                                                           8.1
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Hospital/Health Care                                                       7.2
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Water Utilities                                                            7.0
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Adult Living Facilities                                                    6.0
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Highways/Railways                                                          5.7
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Single Family Housing                                                      5.5
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Manufacturing, Durable Goods                                               5.3
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Electric Utilities                                                         4.8
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Marine/Aviation Facilities                                                 4.8

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CREDIT ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

    AAA                 21.4%

    AA                   9.8

    A                    4.2

    BBB                 43.0

    BB                  10.4

    B                    1.3

    CCC                  1.8

    Not Rated            8.1

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CCC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------

1. Restated. For information, please refer to Note 8 to the Fund's Financial Statements included within.


                  11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 1 Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. The Fund's Class A shares produced a 30-day distribution yield of 4.91% (without sales charges) as of July 31, 2006. Lipper Analytical Services, Inc., an independent mutual fund rating service, reported an average distribution yield of 3.72% among the 62 funds in its Pennsylvania Municipal Debt Funds category as of the same date. 2 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income generated by this diverse portfolio made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose to 433, from 345 a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 4.21% without sales charge (-0.74% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 3 In the 12 months ended July 31, 2006, distributions totaled 62.4 cents per Class A share, with steady monthly distributions of $0.052 per Class A share.

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds. This condition, referred to as "credit spread tightening," has contributed to strong performance in credit-sensitive areas of our portfolios, including higher education (8.1% of our holdings as of July 31, 2006), adult living facilities (6.0%) and airlines (1.8%). For example, our airline holdings, many backed by payments from American Airlines, have generally increased in price while generating very attractive yields. In the past year, growing passenger traffic, capacity control and increased fares have helped American stabilize its financial picture. The carrier was profitable in the second quarter despite rising fuel costs, and many analysts expect it to return to profitability in 2006 after years of losses.

1. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 8 to the Fund's Financial Statements included within.

2. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                  12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period.

      During this period, the Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 18.8% of Fund investments as of July 31, 2006, have also contributed strongly to the Fund's yield and total return performance. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      The litigation environment in the past 12 months has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      During this report period, the Fund continued to produce shareholder benefits as a result of "pre-refundings." In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. Bonds issued in a non-rated private placement to finance construction at Garden Spot Village, an adult living facility in Lancaster County, demonstrate the shareholder benefits of a pre-refunding. Community demand for the facility's cottages and apartments was quite strong and, as the waiting list grew, Garden Spot took advantage of favorable market conditions and its improved credit quality to pre-refund its bonds during this report period. As a result, prices on these bonds rose and the Fund's holdings not only contributed to yield for the period but to net asset value as well. After the pre-refunding event, the Fund sold its holdings at a gain over their purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      During this report period, financial difficulties in the Commonwealth of Puerto Rico led Moody's Investors Services and Standard & Poor's to issue downgrades on government-issued bonds. While bonds issued by Puerto Rico underperformed as prices were weakened by the broader market's reaction to government overspending and budget deficits, we believe that the government's more recent decisions to raise taxes and reinforce its financial


                  13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

structure will ultimately strengthen municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      Separately, the percentage of Fund holdings in municipal inverse-floating-rate securities has declined during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities offered higher-than-market rates but generated less income than in previous periods. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. We believe that shareholders will continue to benefit from highly competitive yields as market conditions change. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses.


                  14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Pennsylvania     Lehman Brothers
                            Municipal         Municipal
                         Fund (Class A)      Bond Index

  07/31/1996               $ 9,525            $10,000
  10/31/1996                 9,766             10,252
  01/31/1997                 9,907             10,415
  04/30/1997                 9,945             10,458
  07/31/1997                10,447             11,025
  10/31/1997                10,553             11,123
  01/31/1998                10,873             11,468
  04/30/1998                10,804             11,430
  07/31/1998                10,968             11,686
  10/31/1998                11,195             12,014
  01/31/1999                11,353             12,231
  04/30/1999                11,398             12,224
  07/31/1999                11,189             12,022
  10/31/1999                10,723             11,802
  01/31/2000                10,432             11,787
  04/30/2000                10,745             12,112
  07/31/2000                11,077             12,541
  10/31/2000                11,238             12,806
  01/31/2001                11,352             13,353
  04/30/2001                11,348             13,369
  07/31/2001                11,973             13,804
  10/31/2001                12,233             14,151
  01/31/2002                12,232             14,140
  04/30/2002                12,418             14,305
  07/31/2002                12,854             14,731
  10/31/2002                13,103             14,982
  01/31/2003                13,247             15,196
  04/30/2003                13,510             15,519
  07/31/2003                13,543             15,262
  10/31/2003                14,184             15,748
  01/31/2004                14,860             16,136
  04/30/2004                14,874             15,935
  07/31/2004                14,698             16,145
  10/31/2004                15,380             16,698
  01/31/2005                16,013             16,919
  04/30/2005                16,481             17,021
  07/31/2005                16,967             17,169
  10/31/2005                16,936             17,121
  01/31/2006                17,202             17,398
  04/30/2006                17,408             17,388
  07/31/2006                17,681             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -0.74%   5-Year 7.06%   10-Year 5.86%


                  16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Pennsylvania     Lehman Brothers
                            Municipal         Municipal
                         Fund (Class B)      Bond Index

  07/31/1996               $10,000            $10,000
  10/31/1996                10,234             10,252
  01/31/1997                10,361             10,415
  04/30/1997                10,382             10,458
  07/31/1997                10,886             11,025
  10/31/1997                10,975             11,123
  01/31/1998                11,278             11,468
  04/30/1998                11,195             11,430
  07/31/1998                11,343             11,686
  10/31/1998                11,556             12,014
  01/31/1999                11,697             12,231
  04/30/1999                11,713             12,224
  07/31/1999                11,475             12,022
  10/31/1999                10,986             11,802
  01/31/2000                10,668             11,787
  04/30/2000                10,967             12,112
  07/31/2000                11,275             12,541
  10/31/2000                11,427             12,806
  01/31/2001                11,513             13,353
  04/30/2001                11,487             13,369
  07/31/2001                12,108             13,804
  10/31/2001                12,347             14,151
  01/31/2002                12,323             14,140
  04/30/2002                12,488             14,305
  07/31/2002                12,910             14,731
  10/31/2002                13,160             14,982
  01/31/2003                13,304             15,196
  04/30/2003                13,568             15,519
  07/31/2003                13,601             15,262
  10/31/2003                14,245             15,748
  01/31/2004                14,925             16,136
  04/30/2004                14,939             15,935
  07/31/2004                14,762             16,145
  10/31/2004                15,447             16,698
  01/31/2005                16,082             16,919
  04/30/2005                16,552             17,021
  07/31/2005                17,040             17,169
  10/31/2005                17,010             17,121
  01/31/2006                17,276             17,398
  04/30/2006                17,483             17,388
  07/31/2006                17,757             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -1.55%   5-Year 6.98%   10-Year 5.91%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Pennsylvania     Lehman Brothers
                            Municipal         Municipal
                         Fund (Class C)      Bond Index

  07/31/1996               $10,000            $10,000
  10/31/1996                10,242             10,252
  01/31/1997                10,359             10,415
  04/30/1997                10,380             10,458
  07/31/1997                10,884             11,025
  10/31/1997                10,973             11,123
  01/31/1998                11,285             11,468
  04/30/1998                11,193             11,430
  07/31/1998                11,341             11,686
  10/31/1998                11,554             12,014
  01/31/1999                11,705             12,231
  04/30/1999                11,720             12,224
  07/31/1999                11,482             12,022
  10/31/1999                10,984             11,802
  01/31/2000                10,675             11,787
  04/30/2000                10,964             12,112
  07/31/2000                11,282             12,541
  10/31/2000                11,424             12,806
  01/31/2001                11,519             13,353
  04/30/2001                11,493             13,369
  07/31/2001                12,104             13,804
  10/31/2001                12,343             14,151
  01/31/2002                12,319             14,140
  04/30/2002                12,483             14,305
  07/31/2002                12,897             14,731
  10/31/2002                13,112             14,982
  01/31/2003                13,241             15,196
  04/30/2003                13,479             15,519
  07/31/2003                13,486             15,262
  10/31/2003                14,097             15,748
  01/31/2004                14,742             16,136
  04/30/2004                14,716             15,935
  07/31/2004                14,526             16,145
  10/31/2004                15,160             16,698
  01/31/2005                15,754             16,919
  04/30/2005                16,196             17,021
  07/31/2005                16,629             17,169
  10/31/2005                16,567             17,121
  01/31/2006                16,795             17,398
  04/30/2006                16,964             17,388
  07/31/2006                17,197             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year 2.42%   5-Year 7.27%   10-Year 5.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                  18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 9/18/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. 1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio 1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include certain financing expenses related to the Fund's investments in certain inverse floaters. Please refer to Note 8 to the Fund's Financial Statements included within.


                  20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------

                                                   RESTATED

                             BEGINNING    ENDING        EXPENSES
                             ACCOUNT      ACCOUNT       PAID DURING
                             VALUE        VALUE         6 MONTHS ENDED
                             (2/1/06)     (7/31/06) 1   JULY 31, 2006 1
--------------------------------------------------------------------------------
Class A Actual               $ 1,000.00   $ 1,027.80    $  7.01
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00     1,017.90       6.98
--------------------------------------------------------------------------------
Class B Actual                 1,000.00     1,023.90      10.90
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00     1,014.08      10.84
--------------------------------------------------------------------------------
Class C Actual                 1,000.00     1,024.00      10.85
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00     1,014.13      10.79

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

           RESTATED
CLASS      EXPENSE RATIOS 1
---------------------------
Class A         1.39%
---------------------------
Class B         2.16
---------------------------
Class C         2.15

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 8 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                               PREVIOUSLY REPORTED

                             BEGINNING    ENDING        EXPENSES
                             ACCOUNT      ACCOUNT       PAID DURING
                             VALUE        VALUE         6 MONTHS ENDED
                             (2/1/06)     (7/31/06)     JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual               $ 1,000.00   $ 1,027.80    $ 4.03
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00     1,020.83      4.02
--------------------------------------------------------------------------------
Class B Actual                 1,000.00     1,023.90      7.91
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00     1,017.01      7.88
--------------------------------------------------------------------------------
Class C Actual                 1,000.00     1,024.00      7.86
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00     1,017.06      7.83

           PREVIOUSLY REPORTED
CLASS      EXPENSE RATIOS
------------------------------
Class A           0.80%
------------------------------
Class B           1.57
------------------------------
Class C           1.56

--------------------------------------------------------------------------------


                  21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2006
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--116.1%
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--78.5%
$       5,000   Abington School District                                             5.125%     05/15/2026   $         5,036
----------------------------------------------------------------------------------------------------------------------------
    7,375,000   Allegheny County Airport
                (Pittsburgh International Airport) 1                                 5.000      01/01/2019         7,513,208
----------------------------------------------------------------------------------------------------------------------------
       45,000   Allegheny County Airport
                (Pittsburgh International Airport)                                   5.250      01/01/2016            45,964
----------------------------------------------------------------------------------------------------------------------------
       10,000   Allegheny County COP                                                 5.000      12/01/2028            10,186
----------------------------------------------------------------------------------------------------------------------------
      130,000   Allegheny County HDA (Catholic Health East)                          5.375      11/15/2022           134,706
----------------------------------------------------------------------------------------------------------------------------
       40,000   Allegheny County HDA (Catholic Health East)                          5.500      11/15/2032            41,446
----------------------------------------------------------------------------------------------------------------------------
    3,150,000   Allegheny County HDA (Ohio Valley General Hospital)                  5.125      04/01/2035         3,165,971
----------------------------------------------------------------------------------------------------------------------------
       55,000   Allegheny County HDA (Pittsburgh Mercy Health System)                5.625      08/15/2026            58,205
----------------------------------------------------------------------------------------------------------------------------
      570,000   Allegheny County HDA (Presbyterian University Hospital)              5.625      04/01/2027           586,604
----------------------------------------------------------------------------------------------------------------------------
       25,000   Allegheny County HDA (The Covenant at South Hills) 2                 7.700      02/01/2008            12,405
----------------------------------------------------------------------------------------------------------------------------
       25,000   Allegheny County HDA (The Covenant at South Hills) 2                 7.800      02/01/2009            12,589
----------------------------------------------------------------------------------------------------------------------------
    1,535,000   Allegheny County HDA (The Covenant at South Hills) 2                 8.625      02/01/2021           765,934
----------------------------------------------------------------------------------------------------------------------------
      305,000   Allegheny County HDA (The Covenant at South Hills) 2                 8.750      02/01/2031           152,122
----------------------------------------------------------------------------------------------------------------------------
       10,000   Allegheny County HDA (UPMC Health System)                            5.000      12/15/2018            10,267
----------------------------------------------------------------------------------------------------------------------------
       20,000   Allegheny County HDA (UPMC Health System)                            5.000      11/01/2023            20,406
----------------------------------------------------------------------------------------------------------------------------
       20,000   Allegheny County HDA (UPMC Health System)                            5.125      07/01/2022            20,475
----------------------------------------------------------------------------------------------------------------------------
    3,570,000   Allegheny County HDA
                (West Penn Allegheny Health System)                                  9.250      11/15/2015         4,243,159
----------------------------------------------------------------------------------------------------------------------------
    1,650,000   Allegheny County HDA
                (West Penn Allegheny Health System)                                  9.250      11/15/2022         1,955,316
----------------------------------------------------------------------------------------------------------------------------
   12,705,000   Allegheny County HDA
                (West Penn Allegheny Health System)                                  9.250      11/15/2030        15,029,761
----------------------------------------------------------------------------------------------------------------------------
    9,000,000   Allegheny County HDA
                (West Penn Allegheny Health System) 3,5                              6.500      11/15/2030        10,016,685
----------------------------------------------------------------------------------------------------------------------------
      300,000   Allegheny County HEBA (Carnegie Mellon University)                   5.450      03/01/2027           300,303
----------------------------------------------------------------------------------------------------------------------------
    2,020,000   Allegheny County HEBA (Chatham College)                              5.750      11/15/2028         2,119,586
----------------------------------------------------------------------------------------------------------------------------
    7,980,000   Allegheny County HEBA (Chatham College)                              5.750      11/15/2035         8,329,524
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Allegheny County HEBA (Chatham College)                              5.850      03/01/2022         1,050,600
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Allegheny County HEBA (Chatham College)                              5.950      03/01/2032         1,044,500
----------------------------------------------------------------------------------------------------------------------------
       60,000   Allegheny County HEBA (Thiel College)                                5.375      11/15/2029            61,675
----------------------------------------------------------------------------------------------------------------------------
        5,000   Allegheny County IDA (Coltec Industries)                             7.250      06/01/2008             4,960
----------------------------------------------------------------------------------------------------------------------------
    1,145,000   Allegheny County IDA (Residential Resources)                         5.700      09/01/2012         1,205,330
----------------------------------------------------------------------------------------------------------------------------
    4,665,000   Allegheny County IDA (Residential Resources)                         6.600      09/01/2031         5,176,564
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Allegheny County IDA
                (RR/RRSW/RRDC Obligated Group) 4                                     5.000      09/01/2021         1,003,890


                  22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   1,250,000   Allegheny County IDA
                (RR/RRSW/RRDC Obligated Group) 4                                     5.100%     09/01/2026   $     1,249,950
----------------------------------------------------------------------------------------------------------------------------
    1,250,000   Allegheny County IDA
                (RR/RRSW/RRDC Obligated Group) 4                                     5.125      09/01/2031         1,246,788
----------------------------------------------------------------------------------------------------------------------------
       35,000   Allegheny County IDA (USX Corp.)                                     5.500      12/01/2029            35,988
----------------------------------------------------------------------------------------------------------------------------
      260,000   Allegheny County IDA (USX Corp.)                                     5.600      09/01/2030           269,139
----------------------------------------------------------------------------------------------------------------------------
      205,000   Allegheny County IDA (USX Corp.)                                     6.100      01/15/2018           210,533
----------------------------------------------------------------------------------------------------------------------------
       10,000   Allegheny County IDA (USX Corp.)                                     6.100      07/15/2020            10,290
----------------------------------------------------------------------------------------------------------------------------
    2,265,000   Allegheny County Redevel. Authority (Pittsburgh Mills)               5.100      07/01/2014         2,300,719
----------------------------------------------------------------------------------------------------------------------------
   11,500,000   Allegheny County Redevel. Authority (Pittsburgh Mills)               5.600      07/01/2023        11,956,320
----------------------------------------------------------------------------------------------------------------------------
      100,000   Allegheny County Redevel. Authority (Robinson Mall)                  6.875      11/01/2017           106,597
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   Allegheny County Residential Finance Authority                       7.000      11/01/2017         8,565,520
----------------------------------------------------------------------------------------------------------------------------
    1,060,000   Allegheny County Residential Finance Authority
                (Single Family)                                                      4.850      11/01/2028         1,050,661
----------------------------------------------------------------------------------------------------------------------------
    1,260,000   Allegheny County Residential Finance Authority
                (Single Family)                                                      5.000      05/01/2035         1,260,391
----------------------------------------------------------------------------------------------------------------------------
      450,000   Allegheny County Residential Finance Authority
                (Single Family)                                                      5.150      11/01/2016           458,663
----------------------------------------------------------------------------------------------------------------------------
       30,000   Allegheny County Residential Finance Authority
                (Single Family)                                                      5.625      11/01/2023            30,017
----------------------------------------------------------------------------------------------------------------------------
       30,000   Allegheny County Residential Finance Authority
                (Single Family)                                                      5.950      11/01/2024            31,216
----------------------------------------------------------------------------------------------------------------------------
       60,000   Allegheny County Residential Finance Authority
                (Single Family)                                                      7.100      05/01/2024            60,077
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Allegheny County Sanitation Authority 1                              5.000      12/01/2030         1,032,700
----------------------------------------------------------------------------------------------------------------------------
       10,000   Armstrong County IDA (Kittanning Care Center)                        5.375      08/20/2012            10,380
----------------------------------------------------------------------------------------------------------------------------
      375,000   Beaver County IDA (J. Ray McDermott & Company)                       6.800      02/01/2009           376,388
----------------------------------------------------------------------------------------------------------------------------
      150,000   Beaver County IDA (Pennsylvania Power & Light Company)               5.375      06/01/2028           155,072
----------------------------------------------------------------------------------------------------------------------------
       45,000   Beaver County IDA (St. Joe Minerals Corp.)                           6.000      05/01/2007            45,064
----------------------------------------------------------------------------------------------------------------------------
       35,000   Bedford County IDA (Brown Group)                                     7.125      02/01/2009            35,044
----------------------------------------------------------------------------------------------------------------------------
      300,000   Berks County Municipal Authority
                (RHMC/HW Obligated Group)                                            5.000      03/01/2028           303,573
----------------------------------------------------------------------------------------------------------------------------
      775,000   Blair County IDA (The Village at Penn State
                Retirement Community)                                                6.050      01/01/2034           772,396
----------------------------------------------------------------------------------------------------------------------------
       75,000   Blair County IDA (The Village at Penn State
                Retirement Community)                                                6.400      01/01/2012            76,643
----------------------------------------------------------------------------------------------------------------------------
    4,085,000   Blair County IDA (The Village at Penn State
                Retirement Community)                                                6.900      01/01/2022         4,257,305
----------------------------------------------------------------------------------------------------------------------------
    7,120,000   Blair County IDA (The Village at Penn State
                Retirement Community)                                                7.000      01/01/2034         7,403,732
----------------------------------------------------------------------------------------------------------------------------
       50,000   Blair County IDA (The Village at Penn State
                Retirement Community) 2                                             10.000      01/01/2012            26,863


                  23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   4,500,000   Bradford County IDA (International Paper Company)                    5.200%     12/01/2019   $     4,491,540
----------------------------------------------------------------------------------------------------------------------------
      500,000   Brighton Township Municipal Authority                                5.100      07/15/2022           503,695
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   Bucks County IDA (Ann's Choice)                                      6.125      01/01/2025         3,123,870
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   Bucks County IDA (Ann's Choice)                                      6.250      01/01/2035         3,137,220
----------------------------------------------------------------------------------------------------------------------------
       15,000   Bucks County IDA (Pennswood Village)                                 5.800      10/01/2020            15,695
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Bucks County IDA (Pennswood Village)                                 6.000      10/01/2027         1,054,910
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   Bucks County IDA
                (Pennsylvania Suburban Water Company) 1,3,5                          5.550      09/01/2032         8,375,360
----------------------------------------------------------------------------------------------------------------------------
      240,000   Bucks County IDA (Pennsylvania Suburban
                Water Company)                                                       5.550      09/01/2032           251,261
----------------------------------------------------------------------------------------------------------------------------
       15,000   Bucks County IDA (USX Corp.)                                         5.600      03/01/2033            15,484
----------------------------------------------------------------------------------------------------------------------------
       10,000   Butler County Hospital Authority
                (Butler Memorial Hospital)                                           5.250      07/01/2012            10,010
----------------------------------------------------------------------------------------------------------------------------
       20,000   Butler County Hospital Authority
                (Butler Memorial Hospital)                                           5.250      07/01/2016            20,021
----------------------------------------------------------------------------------------------------------------------------
      480,000   Butler County IDA (Greenview Gardens Apartments)                     6.000      07/01/2023           500,659
----------------------------------------------------------------------------------------------------------------------------
      880,000   Butler County IDA (Greenview Gardens Apartments)                     6.250      07/01/2033           913,106
----------------------------------------------------------------------------------------------------------------------------
       65,000   Cambria County GO                                                    5.000      08/15/2023            66,542
----------------------------------------------------------------------------------------------------------------------------
      200,000   Cambridge Area Joint Authority                                       5.250      12/01/2021           202,372
----------------------------------------------------------------------------------------------------------------------------
    7,870,000   Chester County H&EFA (Chester County Hospital)                       5.875      07/01/2016         7,960,899
----------------------------------------------------------------------------------------------------------------------------
      700,000   Chester County H&EFA (Chester County Hospital)                       6.750      07/01/2031           760,977
----------------------------------------------------------------------------------------------------------------------------
    2,250,000   Chester County H&EFA (Devereaux Foundation)                          5.000      11/01/2031         2,279,565
----------------------------------------------------------------------------------------------------------------------------
       95,000   Chester County H&EFA (Devereaux Foundation)                          6.000      11/01/2019            99,925
----------------------------------------------------------------------------------------------------------------------------
       25,000   Chester County H&EFA (Immaculata College)                            5.300      10/15/2011            24,999
----------------------------------------------------------------------------------------------------------------------------
       30,000   Chester County H&EFA (Immaculata College)                            5.400      10/15/2012            30,001
----------------------------------------------------------------------------------------------------------------------------
       25,000   Chester County H&EFA (Immaculata College)                            5.625      10/15/2027            25,053
----------------------------------------------------------------------------------------------------------------------------
       70,000   Chester County H&EFA (Jefferson Health System)                       5.375      05/15/2027            71,823
----------------------------------------------------------------------------------------------------------------------------
    7,500,000   Chester County H&EFA (Jenners Pond)                                  7.625      07/01/2034         8,461,200
----------------------------------------------------------------------------------------------------------------------------
    2,040,000   Chester County IDA (Collegium Charter School)                        5.500      04/15/2031         2,116,724
----------------------------------------------------------------------------------------------------------------------------
    1,575,000   Chester County IDA (Renaissance Academy-Edison
                Charter School)                                                      5.250      10/01/2010         1,576,922
----------------------------------------------------------------------------------------------------------------------------
    1,870,000   Chester County IDA (Renaissance Academy-Edison
                Charter School)                                                      5.625      10/01/2015         1,874,993
----------------------------------------------------------------------------------------------------------------------------
      800,000   Crawford County Hospital Authority
                (Wesbury United Methodist Community)                                 6.125      08/15/2019           821,616
----------------------------------------------------------------------------------------------------------------------------
    2,100,000   Cumberland County Municipal Authority
                (Presbyterian Homes)                                                 5.000      12/01/2020         2,173,500
----------------------------------------------------------------------------------------------------------------------------
    1,050,000   Cumberland County Municipal Authority
                (Presbyterian Homes)                                                 5.000      12/01/2021         1,083,527
----------------------------------------------------------------------------------------------------------------------------
    1,685,000   Cumberland County Municipal Authority
                (Wesley Affiliated Services)                                         7.250      01/01/2035         1,831,393


                  24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$     545,000   Delaware County Authority (CCMC)                                     5.300%     12/15/2020   $       548,532
----------------------------------------------------------------------------------------------------------------------------
      120,000   Delaware County Authority
                (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)                         5.375      11/15/2023           124,212
----------------------------------------------------------------------------------------------------------------------------
    2,530,000   Delaware County Authority (Neumann College)                          6.000      10/01/2031         2,636,159
----------------------------------------------------------------------------------------------------------------------------
       15,000   Delaware County Hospital Authority
                (CCMC/CKHS/DCMH Obligated Group)                                     5.375      12/01/2018            15,342
----------------------------------------------------------------------------------------------------------------------------
       25,000   Delaware County Hospital Authority
                (CCMC/CKHS/DCMH Obligated Group)                                     6.250      12/15/2022            26,784
----------------------------------------------------------------------------------------------------------------------------
       25,000   Delaware County Hospital Authority
                (CCMC/CKHS/DCMH Obligated Group)                                     6.250      12/15/2031            26,649
----------------------------------------------------------------------------------------------------------------------------
      335,000   Delaware County Hospital Authority (DCMH)                            5.500      08/15/2019           338,735
----------------------------------------------------------------------------------------------------------------------------
       10,000   Delaware County IDA (American Ref-Fuel Company)                      6.100      07/01/2013            10,404
----------------------------------------------------------------------------------------------------------------------------
       25,000   Delaware County IDA (American Ref-Fuel Company)                      6.200      07/01/2019            25,643
----------------------------------------------------------------------------------------------------------------------------
       30,000   Delaware County IDA (Philadelphia Suburban Water)                    5.350      10/01/2031            31,175
----------------------------------------------------------------------------------------------------------------------------
    5,670,000   Delaware County IDA Water Facilities (Aqua Pennsylvania)             5.000      02/01/2035         5,770,189
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   Delaware County IDA Water Facilities (Aqua Pennsylvania)             5.000      11/01/2036         5,094,950
----------------------------------------------------------------------------------------------------------------------------
       55,000   Delaware County IDA Water Facilities (Aqua Pennsylvania)             5.000      11/01/2037            56,003
----------------------------------------------------------------------------------------------------------------------------
   11,000,000   Delaware County IDA Water Facilities (Aqua Pennsylvania) 3,5         5.000      11/01/2037        11,200,695
----------------------------------------------------------------------------------------------------------------------------
      900,000   Delaware County IDA Water Facilities (Aqua Pennsylvania)             5.000      11/01/2038           916,281
----------------------------------------------------------------------------------------------------------------------------
   18,000,000   Delaware County IDA Water Facilities (Aqua Pennsylvania) 1,3,5       5.000      11/01/2038        18,325,710
----------------------------------------------------------------------------------------------------------------------------
       25,000   Delaware River Port Authority PA/NJ                                  5.000      01/01/2026            25,351
----------------------------------------------------------------------------------------------------------------------------
       50,000   Delaware River Port Authority PA/NJ                                  5.400      01/01/2014            51,038
----------------------------------------------------------------------------------------------------------------------------
      175,000   Delaware River Port Authority PA/NJ                                  5.400      01/01/2015           178,631
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Delaware River Port Authority PA/NJ                                  5.400      01/01/2016         2,042,060
----------------------------------------------------------------------------------------------------------------------------
    9,515,000   Delaware River Port Authority PA/NJ                                  5.500      01/01/2026         9,717,860
----------------------------------------------------------------------------------------------------------------------------
      250,000   Delaware River Port Authority PA/NJ                                  5.500      01/01/2026           254,830
----------------------------------------------------------------------------------------------------------------------------
      150,000   Doylestown Hospital Authority (Doylestown Hospital)                  5.000      07/01/2023           150,084
----------------------------------------------------------------------------------------------------------------------------
      255,000   Eastern York County Sewer Authority                                  6.000      09/15/2016           255,349
----------------------------------------------------------------------------------------------------------------------------
      270,000   Eastern York County Sewer Authority                                  6.000      09/15/2019           270,319
----------------------------------------------------------------------------------------------------------------------------
      170,000   Erie County Hospital Authority (St. Mary's Home of Erie)             6.000      08/15/2029           180,710
----------------------------------------------------------------------------------------------------------------------------
      140,000   Erie County IDA (International Paper Company)                        5.000      11/01/2018           138,600
----------------------------------------------------------------------------------------------------------------------------
    2,990,000   Erie-Western PA Port Authority                                       5.125      06/15/2016         3,046,690
----------------------------------------------------------------------------------------------------------------------------
       80,000   Falls Township Hospital Authority
                (Delaware Valley Medical Center)                                     7.000      08/01/2022            80,538
----------------------------------------------------------------------------------------------------------------------------
       40,000   Ferndale Area School District GO                                     6.750      07/15/2009            40,090
----------------------------------------------------------------------------------------------------------------------------
       50,000   Geisinger Authority Health System
                (Penn State Geisinger Health System Foundation)                      5.000      08/15/2028            50,499
----------------------------------------------------------------------------------------------------------------------------
       10,000   Gettysburg Municipal Authority (Gettysburg College)                  5.000      08/15/2023            10,237


                  25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   1,000,000   Horsham, PA Industrial & Commercial Devel. Authority
                (GF/Pennsylvania Property)                                           8.375%     09/01/2024   $     1,000,520
----------------------------------------------------------------------------------------------------------------------------
       65,000   Indiana County IDA Pollution Control (PSEG Power LLC)                5.850      06/01/2027            68,315
----------------------------------------------------------------------------------------------------------------------------
      250,000   Jeannette Health Services Authority
                (Jeannette District Memorial Hospital)                               6.000      11/01/2018           248,263
----------------------------------------------------------------------------------------------------------------------------
      100,000   Lancaster County Hospital Authority
                (Masonic Homes of PA)                                                5.300      11/15/2007           100,358
----------------------------------------------------------------------------------------------------------------------------
       25,000   Lancaster County Hospital Authority
                (Saint Anne's Home for the Aged)                                     6.500      04/01/2015            25,023
----------------------------------------------------------------------------------------------------------------------------
       40,000   Lancaster County IDA (Garden Spot Village)                           7.600      05/01/2022            45,497
----------------------------------------------------------------------------------------------------------------------------
    2,300,000   Lancaster County IDA (Garden Spot Village)                           7.625      05/01/2031         2,618,067
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Langhorne Manor Boro Higher Education Authority
                (Lower Bucks Hospital)                                               7.350      07/01/2022         1,000,110
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Langhorne Manor Boro Higher Education Authority
                (Philadelphia Biblical University)                                   5.200      04/01/2020           988,470
----------------------------------------------------------------------------------------------------------------------------
      575,000   Langhorne Manor Boro Higher Education Authority
                (Philadelphia Biblical University)                                   5.500      04/01/2025           575,150
----------------------------------------------------------------------------------------------------------------------------
       35,000   Latrobe IDA (St. Vincent College)                                    5.700      05/01/2031            36,384
----------------------------------------------------------------------------------------------------------------------------
       55,000   Lawrence County IDA
                (Pennsylvania Power & Light Company)                                 5.400      09/15/2017            55,110
----------------------------------------------------------------------------------------------------------------------------
      115,000   Lawrence County IDA (Shenango Presbyterian Center)                   7.000      11/15/2016           115,316
----------------------------------------------------------------------------------------------------------------------------
    5,190,000   Lawrence County IDA (Shenango Presbyterian Center)                   7.500      11/15/2031         5,565,964
----------------------------------------------------------------------------------------------------------------------------
    1,020,000   Lehigh County GPA (Bible Fellowship Church Home)                     6.000      12/15/2023         1,028,874
----------------------------------------------------------------------------------------------------------------------------
    1,060,000   Lehigh County GPA (Bible Fellowship Church Home)                     7.625      11/01/2021         1,169,095
----------------------------------------------------------------------------------------------------------------------------
      750,000   Lehigh County GPA (Bible Fellowship Church Home)                     7.750      11/01/2033           825,893
----------------------------------------------------------------------------------------------------------------------------
    1,485,000   Lehigh County GPA (Kidspeace Obligated Group)                        5.800      11/01/2012         1,455,939
----------------------------------------------------------------------------------------------------------------------------
    1,265,000   Lehigh County GPA (Kidspeace Obligated Group)                        5.800      11/01/2012         1,329,717
----------------------------------------------------------------------------------------------------------------------------
    8,190,000   Lehigh County GPA (Kidspeace Obligated Group)                        6.000      11/01/2018         7,995,078
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Lehigh County GPA (Kidspeace Obligated Group)                        6.000      11/01/2018         2,106,380
----------------------------------------------------------------------------------------------------------------------------
    1,100,000   Lehigh County GPA (Kidspeace Obligated Group)                        6.000      11/01/2023         1,056,528
----------------------------------------------------------------------------------------------------------------------------
    2,940,000   Lehigh County GPA (Kidspeace Obligated Group)                        6.000      11/01/2023         3,090,528
----------------------------------------------------------------------------------------------------------------------------
       55,000   Lehigh County GPA (Lehigh Valley Health Network)                     5.000      07/01/2028            55,739
----------------------------------------------------------------------------------------------------------------------------
       20,000   Lehigh County GPA (Lehigh Valley Hospital)                           5.625      07/01/2015            20,423
----------------------------------------------------------------------------------------------------------------------------
        5,000   Lehigh County GPA (St. Lukes Hospital Bethlehem)                     5.375      08/15/2033             5,161
----------------------------------------------------------------------------------------------------------------------------
      190,000   Lehigh County IDA (Lifepath)                                         5.850      06/01/2008           188,978
----------------------------------------------------------------------------------------------------------------------------
   23,340,000   Lehigh County IDA (Pollution Control Pennsylvania
                Power & Light Electric Utilities Corp.) 3,5                          4.750      02/15/2027        23,429,042
----------------------------------------------------------------------------------------------------------------------------
      650,000   Lehigh Northampton Airport Authority
                (Lehigh Valley International Airport)                                5.000      01/01/2021           667,264


                  26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$     750,000   Lehigh Northampton Airport Authority
                (Lehigh Valley International Airport)                                5.000%     01/01/2023   $       767,295
----------------------------------------------------------------------------------------------------------------------------
       15,000   Lewistown Boro Municipal Water Authority                             5.250      01/01/2028            15,228
----------------------------------------------------------------------------------------------------------------------------
   12,640,000   Luzerne County IDA Water Facilities
                (American Water Company) 3,5                                         4.950      09/01/2034        12,903,734
----------------------------------------------------------------------------------------------------------------------------
       50,000   Lycoming County Hospital Authority
                (MVH/DPH Obligated Group)                                            5.250      11/15/2015            50,734
----------------------------------------------------------------------------------------------------------------------------
       10,000   Lycoming County Hospital Authority
                (MVH/DPH Obligated Group)                                            5.500      11/15/2022            10,185
----------------------------------------------------------------------------------------------------------------------------
       20,000   Lycoming County Hospital Authority
                (WH/NCPHS Obligated Group)                                           5.250      11/15/2015            20,293
----------------------------------------------------------------------------------------------------------------------------
       50,000   Lycoming County Hospital Authority
                (WH/NCPHS Obligated Group)                                           5.375      11/15/2010            50,866
----------------------------------------------------------------------------------------------------------------------------
      975,000   Lycoming County Recreation Authority 1                               5.000      12/15/2027           977,330
----------------------------------------------------------------------------------------------------------------------------
    2,730,000   McKean County Hospital Authority (Bradford Hospital)                 5.000      10/01/2020         2,774,990
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   McKean County Hospital Authority (Bradford Hospital)                 5.250      10/01/2030         3,073,230
----------------------------------------------------------------------------------------------------------------------------
      100,000   Mifflin County Hospital Authority (Lewiston Hospital)                6.200      07/01/2030           108,793
----------------------------------------------------------------------------------------------------------------------------
    8,740,000   Montgomery County HEHA (Arcadia University)                          5.000      04/01/2036         8,890,241
----------------------------------------------------------------------------------------------------------------------------
    5,750,000   Montgomery County HEHA (Dickinson College)                           5.000      05/01/2031         5,935,495
----------------------------------------------------------------------------------------------------------------------------
       35,000   Montgomery County HEHA
                (Holy Redeemer Health System)                                        5.250      10/01/2023            35,721
----------------------------------------------------------------------------------------------------------------------------
      260,000   Montgomery County IDA
                (ACTS Retirement Life Community)                                     5.250      11/15/2028           262,912
----------------------------------------------------------------------------------------------------------------------------
    1,445,000   Montgomery County IDA (ACTS/BPE Obligated Group)                     5.875      11/15/2022         1,478,249
----------------------------------------------------------------------------------------------------------------------------
    1,750,000   Montgomery County IDA (Meadowood Corp.)                              6.250      12/01/2017         1,806,595
----------------------------------------------------------------------------------------------------------------------------
       50,000   Montgomery County IDA
                (Pennsylvania-American Water Company)                                5.050      06/01/2029            50,325
----------------------------------------------------------------------------------------------------------------------------
    2,500,000   Montgomery County IDA (Whitemarsh Continued Care) 1                  6.250      02/01/2035         2,636,375
----------------------------------------------------------------------------------------------------------------------------
    3,840,000   Montgomery County IDA (Wordsworth Academy)                           8.000      09/01/2024         3,839,616
----------------------------------------------------------------------------------------------------------------------------
       15,000   Montgomery County Redevel. Authority (Pheasant Run)                  5.600      01/15/2024            15,052
----------------------------------------------------------------------------------------------------------------------------
      145,000   Montgomery County Redevel. Authority (Pheasant Run)                  5.600      01/15/2024           145,500
----------------------------------------------------------------------------------------------------------------------------
       50,000   Moon IDA (Ellis School)                                              5.650      03/01/2020            52,244
----------------------------------------------------------------------------------------------------------------------------
      600,000   Myerstown Water Authority                                            5.000      11/15/2018           600,540
----------------------------------------------------------------------------------------------------------------------------
      360,000   Myerstown Water Authority                                            5.100      11/15/2028           360,230
----------------------------------------------------------------------------------------------------------------------------
    2,905,000   New Morgan IDA (Browning-Ferris Industries)                          6.500      04/01/2019         2,883,416
----------------------------------------------------------------------------------------------------------------------------
       40,000   New Wilmington Municipal Authority
                (Westminster College)                                                5.300      03/01/2018            40,399
----------------------------------------------------------------------------------------------------------------------------
       55,000   New Wilmington Municipal Authority
                (Westminster College)                                                5.350      03/01/2028            55,258
----------------------------------------------------------------------------------------------------------------------------
      100,000   Northampton County Higher Education Authority
                (Lafayette College)                                                  5.000      11/01/2027           100,943
----------------------------------------------------------------------------------------------------------------------------
      170,000   Northampton County IDA (Moravian Hall Square)                        5.350      07/01/2010           170,177


                  27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$      40,000   Northampton County IDA (Moravian Hall Square)                        5.700%     07/01/2020   $        40,051
----------------------------------------------------------------------------------------------------------------------------
      470,000   Northeastern PA Hospital & Education Authority
                (Wilkes University)                                                  5.625      10/01/2018           471,081
----------------------------------------------------------------------------------------------------------------------------
       20,000   Northeastern PA Hospital & Education Authority
                (Wilkes University)                                                  5.625      10/01/2018            20,056
----------------------------------------------------------------------------------------------------------------------------
      100,000   Northeastern PA Hospital & Education Authority (WVHCS)               5.250      01/01/2026           102,247
----------------------------------------------------------------------------------------------------------------------------
      830,000   Northumberland County IDA (Aqua Pennsylvania)                        5.050      10/01/2039           845,455
----------------------------------------------------------------------------------------------------------------------------
      665,000   Northumberland County IDA (NHS Youth Services)                       5.500      02/15/2033           690,436
----------------------------------------------------------------------------------------------------------------------------
    1,845,000   Northumberland County IDA (NHS Youth Services)                       7.500      02/15/2029         1,903,099
----------------------------------------------------------------------------------------------------------------------------
    3,905,000   Northumberland County IDA (NHS Youth Services) 1                     7.750      02/15/2029         4,077,952
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   PA EDFA (30th Street Garage) 1                                       5.875      06/01/2033        10,664,000
----------------------------------------------------------------------------------------------------------------------------
       50,000   PA EDFA (Amtrak)                                                     6.000      11/01/2011            52,527
----------------------------------------------------------------------------------------------------------------------------
      250,000   PA EDFA (Amtrak)                                                     6.125      11/01/2021           266,608
----------------------------------------------------------------------------------------------------------------------------
    5,005,000   PA EDFA (Amtrak)                                                     6.250      11/01/2031         5,339,584
----------------------------------------------------------------------------------------------------------------------------
      930,000   PA EDFA (Amtrak)                                                     6.375      11/01/2041           996,439
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   PA EDFA (Clover) 3,5                                                 4.625      12/01/2018        10,050,700
----------------------------------------------------------------------------------------------------------------------------
   14,700,000   PA EDFA (National Gypsum Company) 1                                  6.125      11/02/2027        15,372,525
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   PA EDFA (National Gypsum Company) 1                                  6.250      11/01/2027         5,266,500
----------------------------------------------------------------------------------------------------------------------------
    7,000,000   PA EDFA (Northampton Generating) 1                                   6.400      01/01/2009         6,999,090
----------------------------------------------------------------------------------------------------------------------------
    4,965,000   PA EDFA (Northampton Generating)                                     6.500      01/01/2013         4,964,404
----------------------------------------------------------------------------------------------------------------------------
    6,000,000   PA EDFA (Northampton Generating)                                     6.600      01/01/2019         6,063,480
----------------------------------------------------------------------------------------------------------------------------
    1,400,000   PA EDFA (Northampton Generating)                                     6.875      01/01/2011         1,398,684
----------------------------------------------------------------------------------------------------------------------------
   12,000,000   PA EDFA (Northampton Generating)                                     6.950      01/01/2021        11,991,480
----------------------------------------------------------------------------------------------------------------------------
    4,310,000   PA EDFA (Northwestern Human Services)                                5.250      06/01/2014         4,266,124
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   PA EDFA (Northwestern Human Services)                                5.250      06/01/2028         2,828,760
----------------------------------------------------------------------------------------------------------------------------
   12,500,000   PA EDFA (Reliant Energy)                                             6.750      12/01/2036        13,408,875
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   PA EDFA (Reliant Energy)                                             6.750      12/01/2036         8,581,680
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   PA EDFA (Reliant Energy) 3,5                                         6.750      12/01/2036        10,727,050
----------------------------------------------------------------------------------------------------------------------------
   40,155,000   PA EDFA (USG Corp.)                                                  6.000      06/01/2031        41,813,402
----------------------------------------------------------------------------------------------------------------------------
    4,500,000   PA EDFA (Waste Management)                                           5.100      10/01/2027         4,553,235
----------------------------------------------------------------------------------------------------------------------------
       95,000   PA HEFA (Allegheny Delaware Valley Obligated Group)                  5.875      11/15/2021            97,420
----------------------------------------------------------------------------------------------------------------------------
      115,000   PA HEFA (Allegheny General Hospital)                                 7.125      09/01/2007           115,161
----------------------------------------------------------------------------------------------------------------------------
       55,000   PA HEFA (Allegheny General Hospital)                                 7.250      09/01/2017            55,083
----------------------------------------------------------------------------------------------------------------------------
    1,830,000   PA HEFA (Assoc. Independent Colleges & Universities)                 5.000      12/15/2021         1,891,140
----------------------------------------------------------------------------------------------------------------------------
    3,070,000   PA HEFA (Assoc. Independent Colleges & Universities)                 5.000      12/15/2024         3,155,346
----------------------------------------------------------------------------------------------------------------------------
    4,000,000   PA HEFA (Assoc. Independent Colleges & Universities)                 5.000      12/15/2027         4,088,920
----------------------------------------------------------------------------------------------------------------------------
      230,000   PA HEFA (Bryn Mawr College)                                          5.625      12/01/2027           237,489
----------------------------------------------------------------------------------------------------------------------------
      100,000   PA HEFA (CA University of PA Student Assoc.)                         5.000      07/01/2028           101,267
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   PA HEFA (CA University of PA Student Assoc.)                         6.750      09/01/2020         1,626,990
----------------------------------------------------------------------------------------------------------------------------
      110,000   PA HEFA (CA University of PA Student Assoc.)                         6.750      09/01/2032           118,168


                  28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$      50,000   PA HEFA (CA University of PA Student Assoc.)                         6.800%     09/01/2025   $        53,996
----------------------------------------------------------------------------------------------------------------------------
    1,475,000   PA HEFA (College of Science & Agriculture)                           5.350      04/15/2028         1,483,349
----------------------------------------------------------------------------------------------------------------------------
    1,460,000   PA HEFA (Delaware Valley College of Science & Agriculture)           5.650      04/15/2025         1,520,429
----------------------------------------------------------------------------------------------------------------------------
      815,000   PA HEFA (Delaware Valley College of Science & Agriculture)           5.750      04/15/2029           848,146
----------------------------------------------------------------------------------------------------------------------------
      220,000   PA HEFA (Delaware Valley College of Science & Agriculture)           5.750      04/15/2034           228,202
----------------------------------------------------------------------------------------------------------------------------
    3,210,000   PA HEFA (Delaware Valley College of Science & Agriculture)           5.800      04/15/2030         3,350,373
----------------------------------------------------------------------------------------------------------------------------
    3,385,000   PA HEFA (Delaware Valley College of Science & Agriculture)           5.800      04/15/2033         3,517,726
----------------------------------------------------------------------------------------------------------------------------
    1,820,000   PA HEFA (Geneva College)                                             5.375      04/01/2023         1,858,657
----------------------------------------------------------------------------------------------------------------------------
      860,000   PA HEFA (Geneva College)                                             5.450      04/01/2018           883,039
----------------------------------------------------------------------------------------------------------------------------
    1,035,000   PA HEFA (Geneva College)                                             6.125      04/01/2022         1,103,051
----------------------------------------------------------------------------------------------------------------------------
       50,000   PA HEFA (La Salle University)                                        5.500      05/01/2034            51,494
----------------------------------------------------------------------------------------------------------------------------
      735,000   PA HEFA (Lycoming College)                                           5.250      11/01/2027           766,671
----------------------------------------------------------------------------------------------------------------------------
    1,490,000   PA HEFA (Marywood University)                                        5.125      06/01/2029         1,533,329
----------------------------------------------------------------------------------------------------------------------------
        5,000   PA HEFA (MCP/HUHS/AUS Obligated Group)                               5.875      11/15/2016             5,127
----------------------------------------------------------------------------------------------------------------------------
       50,000   PA HEFA (MCP/HUHS/AUS Obligated Group)                               5.875      11/15/2016            51,289
----------------------------------------------------------------------------------------------------------------------------
    3,040,000   PA HEFA (MCP/HUHS/AUS Obligated Group)                               5.875      11/15/2021         3,118,341
----------------------------------------------------------------------------------------------------------------------------
      250,000   PA HEFA (Philadelphia University)                                    5.000      06/01/2035           248,848
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   PA HEFA (Philadelphia University)                                    5.125      06/01/2025         3,032,580
----------------------------------------------------------------------------------------------------------------------------
    2,200,000   PA HEFA (Philadelphia University)                                    5.250      06/01/2032         2,227,302
----------------------------------------------------------------------------------------------------------------------------
      250,000   PA HEFA (Philadelphia University)                                    6.000      06/01/2029           266,083
----------------------------------------------------------------------------------------------------------------------------
       35,000   PA HEFA (Philadelphia University)                                    6.100      06/01/2030            37,344
----------------------------------------------------------------------------------------------------------------------------
      100,000   PA HEFA (St. Francis University)                                     5.750      11/01/2023           105,532
----------------------------------------------------------------------------------------------------------------------------
    3,925,000   PA HEFA (St. Francis University)                                     6.250      11/01/2018         4,265,926
----------------------------------------------------------------------------------------------------------------------------
       50,000   PA HEFA (St. Joseph University)                                      5.875      07/15/2015            50,542
----------------------------------------------------------------------------------------------------------------------------
      830,000   PA HEFA (St. Joseph University)                                      5.875      07/15/2025           838,989
----------------------------------------------------------------------------------------------------------------------------
      575,000   PA HEFA (St. Joseph University)                                      5.875      07/15/2025           581,227
----------------------------------------------------------------------------------------------------------------------------
    1,215,000   PA HEFA (University of the Arts)                                     5.000      09/15/2033         1,237,648
----------------------------------------------------------------------------------------------------------------------------
       25,000   PA HEFA (University of the Arts)                                     5.750      03/15/2030            26,258
----------------------------------------------------------------------------------------------------------------------------
       20,000   PA HEFA (UPMC Health System)                                         5.000      08/01/2029            20,430
----------------------------------------------------------------------------------------------------------------------------
       30,000   PA HEFA (UPMC Health System)                                         6.000      01/15/2031            32,492
----------------------------------------------------------------------------------------------------------------------------
    1,650,000   PA HEFA (Ursinus College)                                            5.000      01/01/2036         1,677,819
----------------------------------------------------------------------------------------------------------------------------
      750,000   PA HEFA (Widener University)                                         5.000      07/15/2026           760,523
----------------------------------------------------------------------------------------------------------------------------
       45,000   PA HFA (Multifamily FHA Mtg.)                                        8.200      07/01/2024            46,657
----------------------------------------------------------------------------------------------------------------------------
      105,000   PA HFA (Single Family Mtg.)                                          5.450      10/01/2032           107,355
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   PA HFA (Single Family Mtg.) Series B 3,5                             5.100      10/01/2020        10,193,650
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   PA HFA (Single Family Mtg.) Series 72A 3,5                           5.250      04/01/2021         8,162,680
----------------------------------------------------------------------------------------------------------------------------
   11,400,000   PA HFA (Single Family Mtg.) Series 73A 3,5                           5.350      10/01/2022        11,692,068
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   PA HFA (Single Family Mtg.) Series 74B 3,5                           5.150      10/01/2022        10,185,600
----------------------------------------------------------------------------------------------------------------------------
    9,180,000   PA HFA (Single Family Mtg.), Series 61A 1                            5.450      10/01/2021         9,300,533
----------------------------------------------------------------------------------------------------------------------------
    4,235,000   PA HFA (Single Family Mtg.), Series 61A                              5.500      04/01/2029         4,305,047


                  29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$     100,000   PA HFA (Single Family Mtg.), Series 61A                              5.500%     04/01/2029   $       101,654
----------------------------------------------------------------------------------------------------------------------------
      195,000   PA HFA (Single Family Mtg.), Series 63A                              5.430 6    04/01/2030            53,071
----------------------------------------------------------------------------------------------------------------------------
        5,000   PA HFA (Single Family Mtg.), Series 66A                              5.650      04/01/2029             5,075
----------------------------------------------------------------------------------------------------------------------------
    4,740,000   PA HFA (Single Family Mtg.), Series 70A                              5.800      04/01/2027         4,884,428
----------------------------------------------------------------------------------------------------------------------------
    3,145,000   PA HFA (Single Family Mtg.), Series 74B 1                            5.250      04/01/2032         3,193,244
----------------------------------------------------------------------------------------------------------------------------
    2,365,000   PA Infrastructure Investment Authority 1                             5.625      09/01/2014         2,415,516
----------------------------------------------------------------------------------------------------------------------------
       40,000   PA Intergovernmental Cooperative Authority                           5.000      06/15/2021            40,899
----------------------------------------------------------------------------------------------------------------------------
       30,000   PA State University, Series A                                        5.000      08/15/2027            30,498
----------------------------------------------------------------------------------------------------------------------------
       20,000   Patterson Township Municipal Authority                               5.250      04/15/2007            20,019
----------------------------------------------------------------------------------------------------------------------------
       10,000   Patterson Township Municipal Authority                               5.500      04/15/2011            10,009
----------------------------------------------------------------------------------------------------------------------------
      220,000   Philadelphia Airport                                                 5.375      06/15/2015           228,241
----------------------------------------------------------------------------------------------------------------------------
    1,310,000   Philadelphia Airport, Series A                                       5.000      06/15/2023         1,349,195
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Philadelphia Airport, Series A 1                                     5.000      06/15/2024         2,056,900
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Philadelphia Airport, Series A                                       5.000      06/15/2025         2,052,500
----------------------------------------------------------------------------------------------------------------------------
       15,000   Philadelphia Airport, Series B                                       5.250      06/15/2031            15,422
----------------------------------------------------------------------------------------------------------------------------
       15,000   Philadelphia Airport, Series B                                       5.250      06/15/2012            15,418
----------------------------------------------------------------------------------------------------------------------------
       85,000   Philadelphia Airport, Series B                                       5.400      06/15/2027            86,822
----------------------------------------------------------------------------------------------------------------------------
    6,720,000   Philadelphia Authority for Industrial Devel.
                (Aero Philadelphia) 1                                                5.500      01/01/2024         6,750,845
----------------------------------------------------------------------------------------------------------------------------
    3,870,000   Philadelphia Authority for Industrial Devel. (Air Cargo)             7.500      01/01/2025         4,229,407
----------------------------------------------------------------------------------------------------------------------------
       25,000   Philadelphia Authority for Industrial Devel.
                (American College of Physicians)                                     6.000      06/15/2030            26,546
----------------------------------------------------------------------------------------------------------------------------
    1,150,000   Philadelphia Authority for Industrial Devel.
                (Baptist Home of Philadelphia)                                       5.500      11/15/2018         1,101,367
----------------------------------------------------------------------------------------------------------------------------
      776,000   Philadelphia Authority for Industrial Devel.
                (Baptist Home of Philadelphia)                                       5.600      11/15/2028           727,275
----------------------------------------------------------------------------------------------------------------------------
      450,000   Philadelphia Authority for Industrial Devel.
                (Cathedral Village)                                                  6.750      04/01/2023           493,704
----------------------------------------------------------------------------------------------------------------------------
    1,100,000   Philadelphia Authority for Industrial Devel.
                (Cathedral Village)                                                  6.875      04/01/2034         1,208,053
----------------------------------------------------------------------------------------------------------------------------
    2,565,000   Philadelphia Authority for Industrial Devel.
                (City of Philadelphia) 1                                             5.375      02/15/2027         2,632,254
----------------------------------------------------------------------------------------------------------------------------
    2,750,000   Philadelphia Authority for Industrial Devel.
                (First Mtg.-CPAP)                                                    6.125      04/01/2019         2,080,925
----------------------------------------------------------------------------------------------------------------------------
    1,330,000   Philadelphia Authority for Industrial Devel.
                (International Educational & Community Project)                      5.875      06/01/2022         1,413,724
----------------------------------------------------------------------------------------------------------------------------
       35,000   Philadelphia Authority for Industrial Devel.
                (PGH Devel. Corp.)                                                   5.250      07/01/2017            35,037
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport) 3,5                                           5.400      07/01/2022         8,416,240
----------------------------------------------------------------------------------------------------------------------------
       35,000   Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                               5.250      07/01/2028            35,965


                  30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$      25,000   Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                               5.000%     07/01/2019   $        25,448
----------------------------------------------------------------------------------------------------------------------------
      365,000   Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                               5.000      07/01/2023           369,577
----------------------------------------------------------------------------------------------------------------------------
    1,065,000   Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                               5.125      07/01/2028         1,081,124
----------------------------------------------------------------------------------------------------------------------------
      400,000   Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                               5.300      07/01/2017           410,604
----------------------------------------------------------------------------------------------------------------------------
    1,640,000   Philadelphia Authority for Industrial Devel.
                (Richard Allen Prep Charter School)                                  6.250      05/01/2033         1,628,208
----------------------------------------------------------------------------------------------------------------------------
    1,370,000   Philadelphia Authority for Industrial Devel.
                (Stapeley Germantown)                                                5.000      01/01/2015         1,357,889
----------------------------------------------------------------------------------------------------------------------------
    1,580,000   Philadelphia Authority for Industrial Devel.
                (Stapeley Germantown)                                                5.125      01/01/2021         1,540,484
----------------------------------------------------------------------------------------------------------------------------
       25,000   Philadelphia Authority for Industrial Devel.
                (The Franklin Institute)                                             5.200      06/15/2018            25,571
----------------------------------------------------------------------------------------------------------------------------
   13,700,000   Philadelphia Authority for Industrial Devel. Series B 1,3,5          5.125      10/01/2026        14,224,505
----------------------------------------------------------------------------------------------------------------------------
    1,400,000   Philadelphia Authority for Industrial Devel. Senior Living
                (Arbor House)                                                        6.100      07/01/2033         1,451,814
----------------------------------------------------------------------------------------------------------------------------
    1,240,000   Philadelphia Authority for Industrial Devel. Senior Living
                (Miriam and Robert M. Rieder House)                                  6.100      07/01/2033         1,285,892
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   Philadelphia Authority for Industrial Devel. Senior Living
                (Presbyterian Homes Germantown)                                      5.625      07/01/2035         3,003,330
----------------------------------------------------------------------------------------------------------------------------
    1,160,000   Philadelphia Authority for Industrial Devel. Senior Living
                (Robert Saligman House)                                              6.100      07/01/2033         1,202,932
----------------------------------------------------------------------------------------------------------------------------
      105,000   Philadelphia Gas Works                                               5.250      08/01/2024           105,102
----------------------------------------------------------------------------------------------------------------------------
    7,125,000   Philadelphia Gas Works 3,5                                           5.125      08/01/2031         7,554,906
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   Philadelphia Gas Works 3,5                                           5.250      08/01/2021         8,528,240
----------------------------------------------------------------------------------------------------------------------------
    8,025,000   Philadelphia GO                                                      5.000      05/15/2020         8,152,598
----------------------------------------------------------------------------------------------------------------------------
      180,000   Philadelphia GO                                                      5.000      05/15/2025           181,719
----------------------------------------------------------------------------------------------------------------------------
      300,000   Philadelphia GO                                                      5.000      03/15/2028           305,868
----------------------------------------------------------------------------------------------------------------------------
    1,210,000   Philadelphia H&HEFA
                (Centralized Comprehensive Human Services)                           7.250      01/01/2021         1,272,666
----------------------------------------------------------------------------------------------------------------------------
      240,000   Philadelphia H&HEFA (Frankford Hospital)                             5.750      01/01/2019           242,618
----------------------------------------------------------------------------------------------------------------------------
    1,475,000   Philadelphia H&HEFA (Jeanes Health System)                           6.600      07/01/2010         1,568,913
----------------------------------------------------------------------------------------------------------------------------
       80,000   Philadelphia H&HEFA (Jefferson Health System)                        5.000      05/15/2018            81,898
----------------------------------------------------------------------------------------------------------------------------
    2,380,000   Philadelphia H&HEFA (Philadelphia Protestant Home)                   6.500      07/01/2027         2,393,661
----------------------------------------------------------------------------------------------------------------------------
       15,000   Philadelphia H&HEFA
                (Temple University Children's Medical Center)                        5.750      06/15/2029            15,497
----------------------------------------------------------------------------------------------------------------------------
       10,000   Philadelphia H&HEFA (Temple University Hospital)                     5.500      11/15/2027            10,258
----------------------------------------------------------------------------------------------------------------------------
      205,000   Philadelphia H&HEFA (Temple University Hospital)                     5.500      11/15/2027           207,019
----------------------------------------------------------------------------------------------------------------------------
       35,000   Philadelphia H&HEFA (Temple University Hospital)                     5.875      11/15/2023            35,736


                  31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$      20,000   Philadelphia H&HEFA (Temple University Hospital)                     6.500%     11/15/2008   $        20,571
----------------------------------------------------------------------------------------------------------------------------
       35,000   Philadelphia IDA Authority for Industrial Devel.
                (Cathedral Village in Philadelphia)                                  5.700      04/01/2015            35,359
----------------------------------------------------------------------------------------------------------------------------
        5,000   Philadelphia New Public Housing Authority                            5.000      04/01/2012             5,202
----------------------------------------------------------------------------------------------------------------------------
       50,000   Philadelphia Parking Authority                                       5.000      02/01/2027            51,019
----------------------------------------------------------------------------------------------------------------------------
       20,000   Philadelphia Parking Authority, Series A                             5.250      02/15/2029            20,611
----------------------------------------------------------------------------------------------------------------------------
      190,000   Philadelphia Redevel. Authority (Multifamily Hsg.)                   5.450      02/01/2023           192,687
----------------------------------------------------------------------------------------------------------------------------
    2,580,000   Philadelphia Redevel. Authority (Pavilion Apartments)                6.000      10/01/2023         2,657,632
----------------------------------------------------------------------------------------------------------------------------
    4,100,000   Philadelphia Redevel. Authority (Pavilion Apartments) 1              6.250      10/01/2032         4,205,329
----------------------------------------------------------------------------------------------------------------------------
    9,000,000   Philadelphia Redevel. Authority
                (Neighborhood Transformation) 1,3,5                                  5.000      04/15/2028         9,284,580
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   Philadelphia School District 3,5                                     5.625      08/01/2022         8,765,520
----------------------------------------------------------------------------------------------------------------------------
       55,000   Philadelphia Water & Wastewater, Series A                            5.125      08/01/2027            56,327
----------------------------------------------------------------------------------------------------------------------------
   16,645,000   Philadelphia, PA H&HEFA (Temple University Hospital)                 6.625      11/15/2023        16,866,545
----------------------------------------------------------------------------------------------------------------------------
       45,000   Pine-Richland School District                                        5.625      09/01/2018            45,064
----------------------------------------------------------------------------------------------------------------------------
       10,000   Pittsburgh & Allegheny County
                Public Auditorium Authority                                          5.000      02/01/2024            10,306
----------------------------------------------------------------------------------------------------------------------------
       50,000   Pittsburgh & Allegheny County
                Public Auditorium Authority                                          5.000      02/01/2029            50,979
----------------------------------------------------------------------------------------------------------------------------
       40,000   Pittsburgh & Allegheny County
                Public Auditorium Authority                                          5.250      02/01/2031            41,514
----------------------------------------------------------------------------------------------------------------------------
       60,000   Pittsburgh Urban Redevel. Authority                                  5.600      04/01/2020            60,963
----------------------------------------------------------------------------------------------------------------------------
       20,000   Pittsburgh Urban Redevel. Authority
                (Home Improvement Loans), Series A                                   5.650      08/01/2015            20,004
----------------------------------------------------------------------------------------------------------------------------
       20,000   Pittsburgh Urban Redevel. Authority (Oliver Garage)                  5.450      06/01/2028            20,650
----------------------------------------------------------------------------------------------------------------------------
       20,000   Pittsburgh Urban Redevel. Authority Mtg., Series A                   7.250      02/01/2024            20,022
----------------------------------------------------------------------------------------------------------------------------
       10,000   Pittsburgh Urban Redevel. Authority Mtg., Series C                   5.700      04/01/2030            10,149
----------------------------------------------------------------------------------------------------------------------------
      605,000   Pittsburgh Urban Redevel. Authority Mtg., Series C                   5.950      10/01/2029           619,974
----------------------------------------------------------------------------------------------------------------------------
       10,000   Pittsburgh Urban Redevel. Authority Mtg., Series C                   7.125      08/01/2013            10,010
----------------------------------------------------------------------------------------------------------------------------
       10,000   Pittsburgh Water & Sewer Authority, Series A                         5.050      09/01/2025            10,106
----------------------------------------------------------------------------------------------------------------------------
      120,000   Potter County Hospital Authority
                (Charles Cole Memorial Hospital)                                     6.050      08/01/2024           122,586
----------------------------------------------------------------------------------------------------------------------------
      220,000   Pottstown Boro Authority                                             5.500      11/01/2021           220,843
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Pottsville Hospital Authority
                (Pottsville Hospital & Warne Clinic)                                 5.500      07/01/2018         1,000,130
----------------------------------------------------------------------------------------------------------------------------
    4,170,000   Pottsville Hospital Authority
                (Pottsville Hospital & Warne Clinic)                                 5.625      07/01/2024         4,144,188
----------------------------------------------------------------------------------------------------------------------------
       25,000   Pottsville Hospital Authority
                (Pottsville Hospital & Warne Clinic)                                 5.625      07/01/2024            25,311
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Saxonburg Area Authority (Sewer & Water)                             5.000      03/01/2030         1,033,420
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Sayre Health Care Facilities (Guthrie Healthcare System)             7.125      12/01/2031         2,360,140


                  32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$      10,000   Schuylkill County IDA
                (DOCNHS/BSVHS/WMHS Obligated Group)                                  5.000%     11/01/2028   $        10,129
----------------------------------------------------------------------------------------------------------------------------
      145,000   Scranton School District                                             5.000      04/01/2022           150,110
----------------------------------------------------------------------------------------------------------------------------
        5,000   Sharon Regional Health System Authority
                (SRPS/SRHS Obligated Group)                                          5.000      12/01/2028             5,074
----------------------------------------------------------------------------------------------------------------------------
       30,000   Somerset County Hospital Authority
                (Somerset Community Hospital)                                        5.375      03/01/2017            30,729
----------------------------------------------------------------------------------------------------------------------------
      450,000   South Fork Municipal Authority
                (Conemaugh Valley Memorial Hospital)                                 5.000      07/01/2028           456,044
----------------------------------------------------------------------------------------------------------------------------
      305,000   South Fork Municipal Authority
                (Good Samaritan Medial Center of Johnstown)                          5.250      07/01/2026           310,658
----------------------------------------------------------------------------------------------------------------------------
       25,000   South Fork Municipal Authority
                (Good Samaritan Medial Center of Johnstown)                          5.375      07/01/2016            25,528
----------------------------------------------------------------------------------------------------------------------------
    1,400,000   Southcentral General Authority (Hanover Hospital) 3,4,5              5.000      12/01/2023         1,436,141
----------------------------------------------------------------------------------------------------------------------------
    2,245,000   Southcentral General Authority (Hanover Hospital) 3,4,5              5.000      12/01/2025         2,293,036
----------------------------------------------------------------------------------------------------------------------------
    3,265,000   Southcentral General Authority (Hanover Hospital) 3,4,5              5.000      12/01/2026         3,329,764
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Southcentral General Authority (Hanover Hospital) 3,4,5              5.000      12/01/2027         2,042,510
----------------------------------------------------------------------------------------------------------------------------
    2,510,000   Southcentral General Authority (Hanover Hospital) 3,4,5              5.000      12/01/2028         2,561,647
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Southcentral General Authority (Hanover Hospital) 3,4,5              5.000      12/01/2030         1,018,985
----------------------------------------------------------------------------------------------------------------------------
    5,280,000   Southeastern PA Transportation Authority                             5.375      03/01/2022         5,425,675
----------------------------------------------------------------------------------------------------------------------------
    3,250,000   St. Mary Hospital Authority (Catholic Health East)                   5.375      11/15/2034         3,382,633
----------------------------------------------------------------------------------------------------------------------------
       95,000   St. Mary Hospital Authority (Catholic Health Initiatives)            5.000      12/01/2028            97,067
----------------------------------------------------------------------------------------------------------------------------
       50,000   St. Mary Hospital Authority (Franciscan Health)                      7.000      06/15/2015            50,431
----------------------------------------------------------------------------------------------------------------------------
        5,000   State Public School Building Authority
                (Chester Upland School District)                                     5.150      11/15/2026             5,172
----------------------------------------------------------------------------------------------------------------------------
    2,060,000   State Public School Building Authority
                (Haverford Township School District)                                 5.000      03/15/2029         2,132,285
----------------------------------------------------------------------------------------------------------------------------
       35,000   State Public School Building Authority
                (Lehigh Carbon Community College)                                    5.000      11/01/2017            35,422
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Susquehanna Area Regional Airport Authority
                (Aero Harrisburg)                                                    5.500      01/01/2024           957,720
----------------------------------------------------------------------------------------------------------------------------
       10,000   Venango IDA (Boise Cascade Corp.)                                    5.900      09/01/2007            10,005
----------------------------------------------------------------------------------------------------------------------------
    5,450,000   Washington County Authority
                (Capital Projects & Equipment Program)                               6.150      12/01/2029         5,832,754
----------------------------------------------------------------------------------------------------------------------------
      750,000   Washington Township Municipal Authority                              5.875      12/15/2023           775,725
----------------------------------------------------------------------------------------------------------------------------
    2,500,000   Washington Township Municipal Authority                              6.000      12/15/2033         2,581,600
----------------------------------------------------------------------------------------------------------------------------
      300,000   West Shore Area Hospital Authority
                (Holy Spirit Hospital)                                               6.250      01/01/2032           316,641
----------------------------------------------------------------------------------------------------------------------------
        5,000   Westmoreland County IDA
                (Redstone Health Care Facilities)                                    8.125      11/15/2030             5,802
----------------------------------------------------------------------------------------------------------------------------
    1,550,000   Westmoreland County IDA
                (Redstone Retirement Community)                                      5.750      01/01/2026         1,589,556


                  33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   1,085,000   Westmoreland County IDA
                (Redstone Retirement Community)                                      5.875%     01/01/2032   $     1,106,548
----------------------------------------------------------------------------------------------------------------------------
       20,000   York County Hospital Authority (York Hospital)                       5.500      07/01/2008            20,024
----------------------------------------------------------------------------------------------------------------------------
       10,000   York County IDA (PSEG Power)                                         5.500      09/01/2020            10,516
----------------------------------------------------------------------------------------------------------------------------
       25,000   York Hsg. Corp. Mtg., Series A                                       6.875      11/01/2009            25,024
                                                                                                             ---------------
                                                                                                                 798,941,655
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--37.6%
    1,485,000   Guam EDA (TASC) 1                                                    5.400      05/15/2031         1,507,691
----------------------------------------------------------------------------------------------------------------------------
    3,900,000   Guam EDA (TASC) 1                                                    5.500      05/15/2041         3,966,066
----------------------------------------------------------------------------------------------------------------------------
      105,000   Guam GO, Series A                                                    5.375      11/15/2013           105,085
----------------------------------------------------------------------------------------------------------------------------
    3,640,000   Guam GO, Series A                                                    5.400      11/15/2018         3,642,038
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Guam Government Waterworks
                Authority & Wastewater System                                        5.875      07/01/2035         2,091,620
----------------------------------------------------------------------------------------------------------------------------
      500,000   Guam Government Waterworks
                Authority & Wastewater System                                        6.000      07/01/2025           531,340
----------------------------------------------------------------------------------------------------------------------------
      195,000   Guam Power Authority, Series A                                       5.250      10/01/2013           195,072
----------------------------------------------------------------------------------------------------------------------------
      710,000   Guam Power Authority, Series A                                       5.250      10/01/2023           711,519
----------------------------------------------------------------------------------------------------------------------------
    2,725,000   Northern Mariana Islands Ports Authority, Series A                   5.500      03/15/2031         2,697,614
----------------------------------------------------------------------------------------------------------------------------
    1,380,000   Northern Mariana Islands Ports Authority, Series A                   6.600      03/15/2028         1,510,438
----------------------------------------------------------------------------------------------------------------------------
       60,000   Northern Mariana Islands, Series A                                   6.000      06/01/2014            63,104
----------------------------------------------------------------------------------------------------------------------------
   10,100,000   Northern Mariana Islands, Series A                                   6.750      10/01/2033        11,226,554
----------------------------------------------------------------------------------------------------------------------------
       50,000   Puerto Rico Aqueduct & Sewer Authority                               5.000      07/01/2019            50,983
----------------------------------------------------------------------------------------------------------------------------
   29,870,000   Puerto Rico Children's Trust Fund (TASC)                             5.375      05/15/2033        30,582,997
----------------------------------------------------------------------------------------------------------------------------
   77,435,000   Puerto Rico Children's Trust Fund (TASC)                             5.500      05/15/2039        79,530,391
----------------------------------------------------------------------------------------------------------------------------
   73,495,000   Puerto Rico Children's Trust Fund (TASC)                             5.625      05/15/2043        75,643,259
----------------------------------------------------------------------------------------------------------------------------
  355,000,000   Puerto Rico Children's Trust Fund (TASC)                             6.360 6    05/15/2050        22,432,450
----------------------------------------------------------------------------------------------------------------------------
   97,000,000   Puerto Rico Children's Trust Fund (TASC)                             7.010 6    05/15/2055         3,231,070
----------------------------------------------------------------------------------------------------------------------------
      290,000   Puerto Rico Electric Power Authority, Series AA                      5.375      07/01/2027           297,711
----------------------------------------------------------------------------------------------------------------------------
       20,000   Puerto Rico Electric Power Authority, Series DD                      5.000      07/01/2028            20,130
----------------------------------------------------------------------------------------------------------------------------
    1,450,000   Puerto Rico Highway & Transportation Authority                       5.500      07/01/2036         1,546,382
----------------------------------------------------------------------------------------------------------------------------
      395,000   Puerto Rico Highway & Transportation Authority, Series A             5.000      07/01/2038           396,165
----------------------------------------------------------------------------------------------------------------------------
    3,145,000   Puerto Rico Highway & Transportation Authority, Series G             5.000      07/01/2033         3,171,387
----------------------------------------------------------------------------------------------------------------------------
    4,740,000   Puerto Rico Highway & Transportation Authority, Series G             5.000      07/01/2042         4,748,579
----------------------------------------------------------------------------------------------------------------------------
      945,000   Puerto Rico Highway & Transportation Authority, Series H             5.000      07/01/2028           953,486
----------------------------------------------------------------------------------------------------------------------------
   12,000,000   Puerto Rico Highway & Transportation Authority, Series J             5.125      07/01/2039        12,142,680
----------------------------------------------------------------------------------------------------------------------------
    7,620,000   Puerto Rico Highway & Transportation Authority, Series J             5.125      07/01/2043         7,702,144
----------------------------------------------------------------------------------------------------------------------------
    8,855,000   Puerto Rico Highway & Transportation Authority, Series K             5.000      07/01/2030         8,959,489
----------------------------------------------------------------------------------------------------------------------------
    2,925,000   Puerto Rico Highway & Transportation Authority, Series K             5.000      07/01/2035         2,953,168
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   Puerto Rico Highway & Transportation Authority, Series K             5.000      07/01/2040         5,014,750
----------------------------------------------------------------------------------------------------------------------------
    8,000,000   Puerto Rico Highway & Transportation Authority, Series K             5.000      07/01/2045         8,017,920


                  34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

    PRINCIPAL                                                                                                          VALUE
       AMOUNT                                                                       COUPON        MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$   2,105,000   Puerto Rico IMEPCF (American Airlines) 1                             6.450%     12/01/2025   $     2,108,452
-----------------------------------------------------------------------------------------------------------------------------
   12,250,000   Puerto Rico Infrastructure 1                                         5.000      07/01/2041        12,277,440
-----------------------------------------------------------------------------------------------------------------------------
      235,000   Puerto Rico ITEMECF (Ana G. Mendez University)                       5.375      02/01/2019           239,792
-----------------------------------------------------------------------------------------------------------------------------
      500,000   Puerto Rico ITEMECF (Ana G. Mendez University)                       5.375      02/01/2029           507,575
-----------------------------------------------------------------------------------------------------------------------------
    2,750,000   Puerto Rico Municipal Finance Agency, Series A                       5.250      08/01/2025         2,854,858
-----------------------------------------------------------------------------------------------------------------------------
   18,010,000   Puerto Rico Port Authority (American Airlines), Series A 1           6.250      06/01/2026        17,866,640
-----------------------------------------------------------------------------------------------------------------------------
    1,175,000   Puerto Rico Port Authority (American Airlines), Series A 1           6.300      06/01/2023         1,172,215
-----------------------------------------------------------------------------------------------------------------------------
      105,000   Puerto Rico Port Authority, Series D                                 7.000      07/01/2014           106,995
-----------------------------------------------------------------------------------------------------------------------------
    9,540,000   Puerto Rico Public Buildings Authority 1                             5.250      07/01/2033         9,867,222
-----------------------------------------------------------------------------------------------------------------------------
      100,000   University of Puerto Rico                                            5.400      06/01/2009           100,881
-----------------------------------------------------------------------------------------------------------------------------
      280,000   University of Puerto Rico, Series M                                  5.250      06/01/2025           282,355
-----------------------------------------------------------------------------------------------------------------------------
    1,760,000   University of Puerto Rico, Series O                                  5.375      06/01/2030         1,767,667
-----------------------------------------------------------------------------------------------------------------------------
    6,645,000   V.I. Government Refinery Facilities (Hovensa Coker) 1                6.500      07/01/2021         7,454,893
-----------------------------------------------------------------------------------------------------------------------------
    4,000,000   V.I. Public Finance Authority (Hovensa Coker) 1                      6.500      07/01/2021         4,487,520
-----------------------------------------------------------------------------------------------------------------------------
    5,000,000   V.I. Public Finance Authority (Hovensa Refinery) 1                   6.125      07/01/2022         5,484,200
-----------------------------------------------------------------------------------------------------------------------------
   12,980,000   V.I. Public Finance Authority (Gross Receipts Taxes Loan) 1,3,5      5.000      10/01/2024        13,441,825
-----------------------------------------------------------------------------------------------------------------------------
   17,450,000   V.I. Tobacco Settlement Financing Corp. 1                            6.250 6    05/15/2035         2,979,762
-----------------------------------------------------------------------------------------------------------------------------
    2,195,000   V.I. Tobacco Settlement Financing Corp. 1                            6.500 6    05/15/2035           348,895
-----------------------------------------------------------------------------------------------------------------------------
    4,150,000   V.I. Tobacco Settlement Financing Corp. 1                            6.880 6    05/15/2035           594,197
-----------------------------------------------------------------------------------------------------------------------------
    7,000,000   V.I. Tobacco Settlement Financing Corp. 1                            7.630 6    05/15/2035           824,180
-----------------------------------------------------------------------------------------------------------------------------
       40,000   V.I. Tobacco Settlement Financing Corp. (TASC)                       5.000      05/15/2021            40,090
-----------------------------------------------------------------------------------------------------------------------------
    2,235,000   V.I. Tobacco Settlement Financing Corp. (TASC) 1                     5.000      05/15/2031         2,220,696
                                                                                                             ----------------
                                                                                                                 382,671,632
                                                                                                             ----------------
Total Municipal Bonds and Notes (Cost $1,130,975,445)                                                          1,181,613,287
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.7%

    7,000,000   Government Devel. Bank for Puerto Rico (Cost $7,000,000)             4.750      08/01/2006         7,000,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,137,975,445)--116.8%                                                      1,188,613,287
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(16.8)                                                                   (170,937,008)
                                                                                                             ----------------
NET ASSETS--100.0%                                                                                           $ 1,017,676,279
                                                                                                             ================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

3. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

5. Security has been restated. See Note 8 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.


                  35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACTS        Adult Communities Total Services
AUS         Allegheny United Hospital
BPE         Brittany Pointe Estates
BSVHS       Baptist/St. Vincent's Health System
CCMC        Crozer-Chester Medical Center
CKHS        Crozer-Keystone Health System
COP         Certificates of Participation
CPAP        Crime Prevention Assoc. of Philadelphia
DCMH        Delaware County Memorial Hospital
DOCNHS      Daughters of Charity National Health
            Systems
DPH         Divine Providence Hospital
EDA         Economic Devel. Authority
EDFA        Economic Devel. Finance Authority
FHA         Federal Housing Agency
GO          General Obligation
GPA         General Purpose Authority
H&EFA       Health and Educational Facilities
            Authority
H&HEFA      Hospitals and Higher Education Facilities
            Authority
HDA         Hospital Devel. Authority
HEBA        Higher Education Building Authority
HEFA        Higher Education Facilities Authority
HEHA        Higher Education and Health Authority
HFA         Housing Finance Agency
HUHS        Hehnemann University Hospital System
HW          Highlands at Wyomissing
IDA         Industrial Devel. Agency
IMEPCF      Industrial, Medical and Environmental
            Pollution Control Facilities
ITEMECF     Industrial, Tourist, Educational, Medical
            and Environmental Community Facilities
MAS         Mercy Adult Services
MCMCSPA     Mercy Catholic Medical Center of
            Southeastern Pennsylvania
MCP         Medical College of Pennsylvania
MHH         Mercy Haverford Hospital
MHP         Mercy Health Plan
MHSSPA      Mercy Health System of Southeastern
            Pennsylvania
MVH         Muncy Valley Hospital
NCPHS       North Central Pennsylvania Helath System
PSEG        Public Service Enterprise Group
RHMC        Reading Hospital & Medical Center
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
RR          Residential Resources
RRDC        Residential Resources Devel. Corp.
RRSW        Residential Resources Southwest
SRHS        Sharon Regional Health System
SRPS        Sharon Regional Physicians Services
TASC        Tobacco Settlement Asset-Backed Bonds
UPMC        University of Pittsburgh Medical Center
V.I.        United States Virgin Islands
WH          Williamsport Hospital
WMHS        Western Maryland Health Systems
WVHCS       Wyoming Valley Health Care System


                  36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                             VALUE 1      PERCENT 1
----------------------------------------------------------------------------
Tobacco Settlement Payments                   $  223,901,744           18.8%
Higher Education                                  96,432,881            8.1
Hospital/Health Care                              85,577,806            7.2
Water Utilities                                   82,734,163            7.0
Adult Living Facilities                           71,204,093            6.0
Highways/Railways                                 67,686,983            5.7
Single Family Housing                             65,775,326            5.5
Manufacturing, Durable Goods                      62,868,819            5.3
Electric Utilities                                57,581,261            4.8
Marine/Aviation Facilities                        56,706,666            4.8
Not-for-Profit Organization                       50,470,309            4.3
Resource Recovery                                 44,387,301            3.7
General Obligation                                32,666,384            2.8
Municipal Leases                                  26,734,167            2.2
Airlines                                          21,147,307            1.8
Education                                         19,570,828            1.7
Pollution Control                                 18,101,947            1.5
Special Tax                                       17,890,999            1.5
Gas Utilities                                     16,188,248            1.4
Special Assessment                                14,257,039            1.2
Sales Tax Revenue                                 13,544,624            1.1
Sewer Utilities                                   10,955,591            0.9
Parking Fee Revenue                               10,756,280            0.9
Multifamily Housing                                8,758,454            0.7
Commercial Banks                                   7,000,000            0.6
Paper, Containers & Packaging                      4,630,140            0.4
Sports Facility Revenue                              977,330            0.1
Hotels, Restaurants & Leisure                        106,597            0.0
                                              ------------------------------
Total                                         $1,188,613,287          100.0%
                                              ==============================

1. Restated. See Note 8 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  37 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2006
(As restated, see Note 8)
--------------------------------------------------------------------------------

JULY 31, 2006
----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,137,975,445)--see accompanying statement of investments          $ 1,188,613,287
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                    568,694
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                     19,197,109
Interest                                                                                             12,201,308
Shares of beneficial interest sold                                                                    5,719,348
Other                                                                                                    20,717
                                                                                                ----------------
Total assets                                                                                      1,226,320,463

----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 5)                                                                   36,100,000
Investments purchased on a when-issued basis or forward commitment                                    6,888,801
Payable for short-term floating rate notes issued (See Note 1)                                      163,440,000
Shares of beneficial interest redeemed                                                                  963,639
Dividends                                                                                               831,616
Distribution and service plan fees                                                                      124,468
Trustees' compensation                                                                                   82,127
Interest expense                                                                                         80,625
Shareholder communications                                                                               41,804
Transfer and shareholder servicing agent fees                                                            40,674
Other                                                                                                    50,430
                                                                                                ----------------
Total liabilities                                                                                   208,644,184

----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $ 1,017,676,279
                                                                                                ================

----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $   970,858,453
----------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                         (53,552)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                         (3,766,464)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                           50,637,842
                                                                                                ----------------
NET ASSETS                                                                                      $ 1,017,676,279
                                                                                                ================


                  38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $600,716,202
and 47,115,115 shares of beneficial interest outstanding)                                             $   12.75
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                           $   13.39
----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $196,703,839 and 15,432,304
shares of beneficial interest outstanding)                                                            $   12.75
----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $220,256,238 and 17,297,091
shares of beneficial interest outstanding)                                                            $   12.73

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS
(As restated, see Note 8)
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2006
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------
Interest                                                                                         $    53,576,528
-----------------------------------------------------------------------------------------------------------------
Other income                                                                                                 507
                                                                                                 ----------------
Total investment income                                                                               53,577,035

-----------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------
Management fees                                                                                        4,276,821
-----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                  703,170
Class B                                                                                                1,738,069
Class C                                                                                                1,566,330
-----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                  197,586
Class B                                                                                                  111,469
Class C                                                                                                   93,210
-----------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                   45,244
Class B                                                                                                   21,170
Class C                                                                                                   19,679
-----------------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)                        5,037,215
-----------------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                           799,633
-----------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                    47,610
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                    164,149
                                                                                                 ----------------
Total expenses                                                                                        14,821,355

-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                 38,755,680

-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
-----------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                         217,417
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                  (5,353,422)

-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $    33,619,675
                                                                                                 ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  40 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 8)
--------------------------------------------------------------------------------

YEAR ENDED JULY 31                                                                       2006              2005
----------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income                                                         $    38,755,680    $   28,197,440
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              217,417          (405,749)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                              (5,353,422)       49,258,422
                                                                              ----------------------------------
Net increase in net assets resulting from operations                               33,619,675        77,050,113

----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (23,712,877)      (16,117,132)
Class B                                                                            (7,996,967)       (8,235,507)
Class C                                                                            (7,208,027)       (4,521,666)

----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                           218,682,144       130,474,143
Class B                                                                             8,520,749        17,198,067
Class C                                                                            87,696,234        48,949,671

----------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total increase                                                                    309,600,931       244,797,689
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                               708,075,348       463,277,659
                                                                              ----------------------------------
End of period (including accumulated net investment income
(loss) of $(53,552) and $108,639, respectively)                               $ 1,017,676,279    $  708,075,348
                                                                              ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  41 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2006
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                      $    33,619,675
----------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                                                  (462,441,889)
Proceeds from disposition of investment securities                                                  176,385,124
Short-term investment securities, net                                                               (43,777,206)
Premium amortization                                                                                  2,749,561
Discount accretion                                                                                   (1,522,316)
Net realized gain on investments                                                                       (217,417)
Net change in unrealized appreciation on investments                                                  5,353,422
Increase in interest receivable                                                                      (2,149,277)
Increase in receivable for securities sold                                                           (5,326,214)
Increase in other assets                                                                                 (5,905)
Decrease in payable for securities purchased                                                         (5,169,838)
Increase in payable for accrued expenses                                                                 92,295
                                                                                                ----------------
Net cash used in operating activities                                                              (302,409,985)

----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                                        340,000,000
Payments on bank borrowing                                                                         (335,400,000)
Proceeds from short-term floating rate notes issued                                                  24,305,000
Payments on bank overdraft                                                                           (2,162,884)
Proceeds from shares sold                                                                           392,330,067
Payment on shares redeemed                                                                          (99,811,619)
Cash distributions paid                                                                             (16,281,885)
                                                                                                ----------------
Net cash provided by financing activities                                                           302,978,679
----------------------------------------------------------------------------------------------------------------
Net increase in cash                                                                                    568,694
----------------------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                                       0
                                                                                                ----------------
Cash, ending balance                                                                            $       568,694
                                                                                                ================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $22,278,293.
Cash paid for interest on bank borrowings--$789,762.
Cash paid for interest on short-term floating rate notes issued--$5,037,215.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  42 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
(As restated, see Note 8)
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED JULY 31,                        2006             2005             2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       12.85     $      11.76      $     11.48     $     11.57     $     11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .62 1            .67 1            .73             .75             .70
Net realized and unrealized gain (loss)                    (.10)            1.10              .25            (.11)            .11
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .52             1.77              .98             .64             .81
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.62)            (.68)            (.70)           (.73)           (.70)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $       12.75     $      12.85      $     11.76     $     11.48     $     11.57
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         4.21%           15.43%            8.53%           5.36%           7.36%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     600,716     $    384,863      $   229,450     $   184,638     $   144,592
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     484,153     $    295,002      $   211,061     $   172,228     $   120,251
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.88%            5.35%            6.01%           6.11%           6.03%
Expenses excluding interest and fees on
short-term floating rate notes issued                      0.82%            0.81%            0.86%           0.86%           0.85%
Interest and fees on short-term floating
rate notes issued 4                                        0.59%            0.40%            0.26%           0.28%           0.28%
                                                  ----------------------------------------------------------------------------------
Total expenses                                             1.41%            1.21%            1.12%           1.14%           1.13%
Expenses after payments and waivers and
reduction to custodian expenses                            1.41%            1.21%            1.12%           1.14%           1.10% 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      19%              14%              25%             20%             23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  43 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED JULY 31,                        2006             2005             2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       12.85     $      11.76      $     11.48     $     11.57     $     11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .53 1            .57 1            .63             .65             .62
Net realized and unrealized gain (loss)                    (.10)            1.11              .25            (.11)            .11
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .43             1.68              .88             .54             .73
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.53)            (.59)            (.60)           (.63)           (.62)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       12.75     $      12.85      $     11.76     $     11.48     $     11.57
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         3.41%           14.56%            7.71%           4.56%           6.55%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     196,704     $    189,643      $   157,338     $   146,369     $   101,126
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     193,225     $    173,663      $   156,689     $   127,280     $    75,772
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.14%            4.62%            5.26%           5.34%           5.26%
Expenses excluding interest and fees on
short-term floating rate notes issued                      1.59%            1.59%            1.62%           1.63%           1.61%
Interest and fees on short-term floating
rate notes issued 4                                        0.59%            0.40%            0.26%           0.28%           0.28%
                                                  ----------------------------------------------------------------------------------
Total expenses                                             2.18%            1.99%            1.88%           1.91%           1.89%
Expenses after payments and waivers and
reduction to custodian expenses                            2.18%            1.99%            1.88%           1.91%           1.86% 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      19%              14%              25%             20%             23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  44 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS C         YEAR ENDED JULY 31,                        2006             2005             2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       12.83     $      11.75      $     11.47     $     11.56     $     11.45
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .52 1            .57 1            .63             .65             .61
Net realized and unrealized gain (loss)                    (.09)            1.10              .25            (.11)            .12
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .43             1.67              .88             .54             .73
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.53)            (.59)            (.60)           (.63)           (.62)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       12.73     $      12.83      $     11.75     $     11.47     $     11.56
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         3.41%           14.48%            7.71%           4.57%           6.55%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     220,256     $    133,569      $    76,489     $    69,916     $    47,163
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     174,354     $     96,508      $    74,956     $    60,202     $    33,327
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.10%            4.56%            5.25%           5.34%           5.26%
Expenses excluding interest and fees on
short-term floating rate notes issued                      1.58%            1.59%            1.63%           1.63%           1.61%
Interest and fees on short-term floating
rate notes issued 4                                        0.59%            0.40%            0.26%           0.28%           0.28%
                                                  ----------------------------------------------------------------------------------
Total expenses                                             2.17%            1.99%            1.89%           1.91%           1.89%
Expenses after payments and waivers and
reduction to custodian expenses                            2.17%            1.99%            1.89%           1.91%           1.86% 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      19%              14%              25%             20%             23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  45 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not


                  46 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $6,888,801 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $64,720,873 as of July 31, 2006, which represents 5.28% of the Fund's total assets.

      Certain inverse floating rate securities are created when a Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secure borrowings for financial reporting purposes. As a result of such accounting treatments, the


                  47 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At July 31, 2006 municipal bond holdings with a value of $228,160,873 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $163,440,000 in short-term floating rate notes issued and outstanding at that date. See Note 8.

At July 31, 2006 the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                                                 MATURITY     VALUE AS OF
AMOUNT        INVERSE FLOATER 1                                COUPON 2       DATE   JULY 31, 2006
---------------------------------------------------------------------------------------------------
$   350,000   Allegheny County HDA RITES                         12.502%  11/15/30   $     508,151
  1,900,000   Allegheny County HDA RITES                         12.502   11/15/30       2,758,534
  2,000,000   Bucks County IDA RITES                              8.587     9/1/32       2,375,360
  2,250,000   Delaware County IDA
              (Aqua Pennsylvania) RITES                           6.639    11/1/38       2,412,855
  2,250,000   Delaware County IDA Water Facilities
              (Aqua Pennsylvania) RITES                           6.639    11/1/38       2,412,855
  2,750,000   Delaware County IDA
              (Aqua Pennsylvania) RITES                           6.639    11/1/37       2,950,695
  1,000,000   Lehigh County IDA (Pennsylvania Power
              & Light Company) RITES 3                            6.165    2/15/27       1,022,890
  4,335,000   Lehigh County IDA Pollution Control RITES           5.595    2/15/27       4,401,152
  3,160,000   Luzerne County IDA ROLs                             8.375     9/1/34       3,423,734
  5,000,000   PA EDFA (Reliant Energy) RITES 3                    8.656    12/1/36       5,727,050
  2,500,000   PA EDFA ROLs                                        6.967    12/1/18       2,550,700
  2,000,000   PA HFA (Single Family Mtg.) RITES                   7.490     4/1/21       2,162,680
  2,850,000   PA HFA (Single Family Mtg.) RITES                   7.797    10/1/22       3,142,068
  2,500,000   PA HFA (Single Family Mtg.) RITES                   6.997    10/1/22       2,685,600
  2,500,000   PA HFA (Single Family Mtg.) RITES                   6.797    10/1/20       2,693,650
  2,000,000   Philadelphia Airport Authority for Industrial
              Devel. RITES                                        7.790     7/1/22       2,416,240
  3,425,000   Philadelphia Authority for Industrial
              Devel. RITES                                        6.966    10/1/26       3,949,505
  2,000,000   Philadelphia Gas Works RITES                        7.836     8/1/21       2,528,240
  1,780,000   Philadelphia Gas Works RITES                        6.956     8/1/31       2,209,906
  2,250,000   Philadelphia Redevel. Authority ROLs                8.578    4/15/28       2,534,580
  2,000,000   Philadelphia School District GO RITES               8.970     8/1/22       2,765,520
    350,000   Southcentral General Authority ROLs 4               0.000    12/1/23         386,141
    565,000   Southcentral General Authority ROLs 4               0.000    12/1/25         613,036
    820,000   Southcentral General Authority ROLs 4               0.000    12/1/26         884,764
    500,000   Southcentral General Authority ROLs 4               0.000    12/1/27         542,510
    630,000   Southcentral General Authority ROLs 4               0.000    12/1/28         681,647


                  48 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRINCIPAL                                                                 MATURITY     VALUE AS OF
AMOUNT        INVERSE FLOATER 1                                COUPON 2       DATE   JULY 31, 2006
---------------------------------------------------------------------------------------------------
$   250,000   Southcentral General Authority ROLs 4               0.000%   12/1/30   $      268,985
  3,250,000   V.I. Public Finance Authority ROLs                  8.481    10/1/24        3,711,825
                                                                                     --------------
                                                                                     $   64,720,873
                                                                                     ==============

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 36 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

3. Security is subject to a shortfall and forbearance agreement.

4. When-issued security or forward commitment to be delivered or settled after July 31, 2006.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $10,000,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $969,913, representing 0.10% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not


                  49 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
    --------------------------------------------------------------------------
    $944,941                   $--             $3,561,585          $50,432,960

1. As of July 31, 2006, the Fund had $2,694,837 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              ----------------------
                              2010        $1,035,477
                              2013         1,659,360
                                          ----------
                              TOTAL       $2,694,837
                                          ==========

2. As of July 31, 2006, the Fund had $866,748 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund utilized $526,030 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended July 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                      YEAR ENDED      YEAR ENDED
                                   JULY 31, 2006   JULY 31, 2005
      ----------------------------------------------------------
      Distributions paid from:
      Exempt-interest dividends      $38,917,871     $28,874,305

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book


                  50 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities    $ 974,740,327
                                                   ==============

                 Gross unrealized appreciation     $  54,492,633
                 Gross unrealized depreciation        (4,059,673)
                                                   --------------
                 Net unrealized appreciation       $  50,432,960
                                                   ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $28,229 and payments of $4,719 were made to retired trustees, resulting in an accumulated liability of $63,339 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                  51 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED JULY 31, 2006    YEAR ENDED JULY 31, 2005
                                     SHARES         AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------
CLASS A
Sold                             20,449,939   $260,522,610   12,116,018   $151,196,257
Dividends and/or
distributions reinvested          1,082,853     13,793,427      695,852      8,652,502
Redeemed                         (4,370,506)   (55,633,893)  (2,365,369)   (29,374,616)
                                 ------------------------------------------------------
Net increase                     17,162,286   $218,682,144   10,446,501   $130,474,143
                                 ======================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                              2,237,664   $ 28,510,720    2,375,112   $ 29,515,607
Dividends and/or
distributions reinvested            317,279      4,041,219      314,290      3,897,091
Redeemed                         (1,886,359)   (24,031,190)  (1,305,293)   (16,214,631)
                                 ------------------------------------------------------
Net increase                        668,584   $  8,520,749    1,384,109   $ 17,198,067
                                 ======================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                              8,181,321   $104,120,434    4,460,811   $ 55,895,068
Dividends and/or
distributions reinvested            349,259      4,443,647      221,073      2,744,414
Redeemed                         (1,641,297)   (20,867,847)    (784,051)    (9,689,811)
                                 ------------------------------------------------------
Net increase                      6,889,283   $ 87,696,234    3,897,833   $ 48,949,671
                                 ======================================================


                  52 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
3.PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                       PREVIOUSLY REPORTED                  RESTATED, SEE NOTE 8
                           PURCHASES                 SALES      PURCHASES                  SALES
------------------------------------------------------------------------------------------------
Investment securities   $462,441,889          $209,520,233   $462,441,889           $176,385,124

--------------------------------------------------------------------------------
4.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

        FEE SCHEDULE
        ---------------------------------------------
        Up to $200 million of net assets        0.60%
        Next $100 million of net assets         0.55
        Next $200 million of net assets         0.50
        Next $250 million of net assets         0.45
        Next $250 million of net assets         0.40
        Over $1 billion of net assets           0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $389,649 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether


                  53 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $5,089,067 and $2,691,282, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                              CLASS A         CLASS B         CLASS C
                              CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                            FRONT-END        DEFERRED        DEFERRED        DEFERRED
                        SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                          RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------
July 31, 2006                $845,762          $9,524        $383,285         $56,182

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.


                  54 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

      For the year ended July 31, 2006, the average daily loan balance was $18,232,055 at an average daily interest rate of 4.351%. The Fund had borrowings outstanding of $36,100,000 at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross loan repayments of $340,000,000 and $335,400,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $36,100,000. The Fund paid $87,985 in fees and $789,762 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the


                  55 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. LITIGATION Continued

appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
8. RESTATEMENT

Subsequent to the issuance of the July 31, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended July 31, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standard No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its July 31, 2006 Statement of Investments, its July 31, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the reinstatement, the Fund also included a Statement of Cash Flows for its fiscal year ending July 31, 2006.

The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2006

                                                       PREVIOUSLY REPORTED               RESTATED
---------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                               $     1,025,173,287   $      1,188,613,287
   Cost of investments                                         974,740,327          1,137,975,445*
   Total assets                                              1,062,880,463          1,226,320,463
LIABILITIES
   Payable for short-term floating rate notes issued                   N/A            163,440,000
   Total liabilities                                            45,204,184            208,644,184
NET ASSETS
   Accumulated net realized loss on investments                 (3,561,582)            (3,766,464)*
   Net unrealized appreciation on investments                   50,432,960             50,637,842*

*The restated amounts include an increase to "Accumulated net realized loss on investments", a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments" in the amount of $735,407 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2006

INVESTMENT INCOME
   Interest                                            $        48,539,313   $         53,576,528
   Total investment income                                      48,539,820             53,577,035
EXPENSES
   Interest expense and fees on short-term
   floating rate notes issued                                          N/A              5,037,215
   Total expenses                                                9,784,140             14,821,355
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on investments                        (313,108)               217,417
   Net change in unrealized appreciation on
   investments                                                  (4,822,897)            (5,353,422)


                  56 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING
JULY 31, 2006 AND 2005

OPERATIONS 2006                               PREVIOUSLY REPORTED      RESTATED
--------------------------------------------------------------------------------
   Net realized gain (loss)                         $    (313,108)  $   217,417
   Net change in unrealized appreciation               (4,822,897)   (5,353,422)

OPERATIONS 2005                               PREVIOUSLY REPORTED      RESTATED
--------------------------------------------------------------------------------
   Net realized loss                                 $   (396,855)  $  (405,749)
   Net change in unrealized appreciation               49,249,528    49,258,422

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31,
2006, 2005, 2004, 2003 AND 2002

                       INTEREST AND                  EXPENSES AFTER
                            FEES ON                    PAYMENTS AND
                         SHORT-TERM                     WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE     FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
NET ASSETS:            NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------
CLASS A
2006 Previously
     Reported                  0.00%      0.82%                0.82%         29%
2006 Restated                  0.59%      1.41%                1.41%         19%
2005 Previously
     Reported                  0.00%      0.81%                0.81%         30%
2005 Restated                  0.40%      1.21%                1.21%         14%
2004 Previously
     Reported                  0.00%      0.86%                0.86%         37%
2004 Restated                  0.26%      1.12%                1.12%         25%
2003 Previously
     Reported                  0.00%      0.86%                0.86%         33%
2003 Restated                  0.28%      1.14%                1.14%         20%
2002 Previously
     Reported                  0.00%      0.85%                0.82%         39%
2002 Restated                  0.28%      1.13%                1.10%         23%

--------------------------------------------------------------------------------
CLASS B
2006 Previously
     Reported                  0.00%      1.59%                1.59%         29%
2006 Restated                  0.59%      2.18%                2.18%         19%
2005 Previously
     Reported                  0.00%      1.59%                1.59%         30%
2005 Restated                  0.40%      1.99%                1.99%         14%
2004 Previously
     Reported                  0.00%      1.62%                1.62%         37%
2004 Restated                  0.26%      1.88%                1.88%         25%
2003 Previously
     Reported                  0.00%      1.63%                1.63%         33%
2003 Restated                  0.28%      1.91%                1.91%         20%
2002 Previously
     Reported                  0.00%      1.61%                1.58%         39%
2002 Restated                  0.28%      1.89%                1.86%         23%


                  57 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RESTATEMENT Continued

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31,
2006, 2005, 2004, 2003, AND 2002 Continued

                     INTEREST AND                  EXPENSES AFTER
                          FEES ON                    PAYMENTS AND
                       SHORT-TERM                     WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE   FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
NET ASSETS:          NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------
CLASS C
2006 Previously
     Reported                0.00%      1.58%                1.58%         29%
2006 Restated                0.59%      2.17%                2.17%         19%
2005 Previously
     Reported                0.00%      1.59%                1.59%         30%
2005 Restated                0.40%      1.99%                1.99%         14%
2004 Previously
     Reported                0.00%      1.63%                1.63%         37%
2004 Restated                0.26%      1.89%                1.89%         25%
2003 Previously
     Reported                0.00%      1.63%                1.63%         33%
2003 Restated                0.28%      1.91%                1.91%         20%
2002 Previously
     Reported                0.00%      1.61%                1.58%         39%
2002 Restated                0.28%      1.89%                1.86%         23%

While the Statements of Assets and Liabilities as of July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets. While the Statements of Operations for the years ended July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                  58 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE MUNICIPAL
TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 8 the Fund has restated its financial statements and financial highlights as of and for the year ended July 31, 2006.

KPMG LLP

Denver, Colorado
September 14, 2006 (Except for Notes 3 and 8, for which the date is February 20,
2007)


                  59 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  60 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  61 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
THE FUND, LENGTH OF SERVICE,      HELD; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                          COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,               Director of American Commercial Lines (barge company) (since January 2005); Attorney
Chairman of the Board             at Hogan & Hartson (law firm) (since June 1993); Director of Covanta Holding Corp.
of Trustees (since 2003),         (waste-to-energy company) (since 2002); Director of Weyerhaeuser Corp. (1999-April
Trustee (since 1993)              2004); Director of Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods
Age: 75                           (1993-2001); Director of Texas Instruments (1993- 2001); Director of FMC Corporation
                                  (1993-2001). Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)              (since 2005); Director of ICI Education Foundation (education foundation) (since
Age: 65                           October 1991); President of the Investment Company Institute (trade association)
                                  (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in the
Trustee (since 1993)              OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,             Distinguished Presidential Fellow for International Affairs (since 2002) and Member
Trustee (since 1999)              (since 1979) of the National Academy of Sciences; Council on Foreign Relations
Age: 67                           (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier)
                                  (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical
                                  Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of
                                  Third World Academy of Sciences; Director of the Institute for Advanced Study
                                  (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at
                                  Duke University (1983-1991). Oversees 43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998);
Trustee (since 2004)              and Senior Vice President and General Auditor of American Express Company (financial
Age: 63                           services company) (July 1998-February 2003). Oversees 43 portfolios in the
                                  OppenheimerFunds complex.

JOEL W. MOTLEY,                   Director of Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2002)              (since 2002); Managing Director of Carmona Motley, Inc. (privately-held financial
Age: 54                           adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc.
                                  (privately-held financial adviser) (January 1998-December 2001); Member of the
                                  Finance and Budget Committee of the Council on Foreign Relations, the Investment
                                  Committee of the Episcopal Church of America, the Investment Committee and
                                  Board of Human Rights Watch and the Investment Committee of Historic Hudson
                                  Valley. Oversees 43 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,               Director of Dominion Resources, Inc. (electric utility holding company) (February
Trustee (since 1989)              1972-October 2005); Former Director of Prime Retail, Inc. (real estate investment
Age: 79                           trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's
                                  Mutual Casualty Company, American Motorists Insurance Company and American


                  62 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

KENNETH A. RANDALL,               Manufacturers Mutual Insurance Company; Former President and Chief Executive
Continued                         Officer of The Conference Board, Inc. (international economic and business research). Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of The Directorship Search Group, Inc. (corporate governance consulting and
Trustee (since 1989)              executive recruiting) (since 1993); Life Trustee of International House (non-profit
Age: 74                           educational organization); Founder, Chairman and Chief Executive Officer of Russell
                                  Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st
                                  Lt. Strategic Air Command, U.S. Air Force (1954-1958). Oversees 43 portfolios in the
                                  OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)              Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 65                           Member of the Investment Committee of the Associated Jewish Charities of
                                  Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December
                                  2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)              company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 58                           Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                  Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                  Director of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)              Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                           (since September 2004); Member of Zurich Financial Investment Advisory Board
                                  (insurance) (since October 2004); Board of Governing Trustees of The Jackson
                                  Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced
                                  Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January
                                  1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002)
                                  (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard
                                  College (August 1990-September 2001) (economics research); Director of Ray &
                                  Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 53 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                       FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                  INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                  OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                  REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                  OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and            (since September 2000) of the Manager; President and a director or trustee of other
Principal Executive Officer       Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
(since 2001)                      (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
Age: 57                           (holding company subsidiary of the Manager) (since July 2001); Director of
                                  OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November
                                  2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                  Financial Services, Inc. (transfer agent subsidiaries of the Manager)


                  63 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                   (since July 2001); President and Director of OppenheimerFunds Legacy Program
Continued                         (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                                  Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                                  Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                  HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 1, 2001) and Director (since July 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                  Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                                  LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                  Governors (since October 3, 2003); Chief Operating Officer of the Manager (September
                                  2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual
                                  Select Funds (open-end investment companies) (November 1999-November 2001);
                                  Director of C.M. Life Insurance Company (September 1999-August 2000); President,
                                  Chief Executive Officer and Director of MML Bay State Life Insurance Company
                                  (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings
                                  Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                                  Oversees 91 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
THE FUND                          WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                  MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-
                                  3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS,
                                  ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,               Senior Vice President of the Manager since January 1996; Chairman of the Rochester
Vice President (since 2002)       Division of the Manager since January 1996; an officer of 14 portfolios in the
Age: 57                           OppenheimerFunds complex.

DANIEL G. LOUGHRAN,               Vice President of the Manager since April 2001. An officer of 14 portfolios in the
Vice President and Portfolio      OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                 Vice President of the Manager since 2002; portfolio manager and trader at Victory
Vice President and Portfolio      Capital Management (1999-2002); an officer of 14 portfolios in the OppenheimerFunds
Manager (since 2005)              complex.
Age: 34

TROY E. WILLIS,                   Assistant Vice President of the Manager since 2005; Associate Portfolio Manager of
Vice President and Portfolio      the Manager since 2003; corporate attorney for Southern Resource Group (1999-2003).
Manager (since 2005)              An officer of 14 portfolios in the OppenheimerFunds complex.
Age: 33

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief          2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice
(since 2004)                      President and Director of Internal Audit of the Manager (1997-February 2004). An
Age: 56                           officer of 91 portfolios in the OppenheimerFunds complex.


                  64 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal           the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting          Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)              Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 46                           Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                  (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                  Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                  Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                  1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                  OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                  Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                  1995-March 1999). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002)
Secretary (since 2001)            of the Manager; General Counsel and Director of the Distributor (since December
Age: 58                           2001); General Counsel of Centennial Asset Management Corporation (since December
                                  2001); Senior Vice President and General Counsel of HarbourView Asset Management
                                  Corporation (since December 2001); Secretary and General Counsel of OAC (since
                                  November 2001); Assistant Secretary (since September 1997) and Director (since
                                  November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                                  2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001);
                                  Senior Vice President, General Counsel and Director of Shareholder Financial
                                  Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                  President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                  Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI
                                  Institutional Asset Management, Inc. (since November 2001); Director of
                                  OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                  1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                  Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                  Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                  OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  65 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $67,500 in fiscal 2006 and $61,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $3,292 in fiscal 2006 and no such fees fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f) Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $90,907 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)
         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of February 8, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended July 31, 2006 and to their evaluation of the registrant's disclosure controls and procedures as of October 31, 2006 in connection with the certifications in registrant's Form N-Q for the period ended October 31, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to July 31, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended July 31, 2006.

Since October 31, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended July 31, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of February 8, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of July 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Accounting Standards No. 140.

ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.

       (3) Not applicable.

(b)    Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

By: /S/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/23/2007